                          ASSETS PURCHASE AGREEMENT
                          -------------------------


        THIS ASSET PURCHASE AGREEMENT ("Agreement") is made and entered into this 31st day of March, 1998, by and between GENERAL ELECTRIC COMPANY, a New York corporation, acting through its GE Appliances business component, with a mailing address of Appliance Park, Louisville, Kentucky 40225, ("GE Appliances" or "Buyer"), and NATIONAL TECHTEAM, INC., a Delaware corporation, with a mailing address of 835 Mason Street, Suite 200, Dearborn, MI 48124 ("Seller").


        W I T N E S S T H:

        WHEREAS, Seller desires to sell, and Buyer desires to purchase, certain assets employed by Seller in the operation of its call-taking center business (the "Business"), in accordance with and subject to the terms and provisions of this Agreement.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties herein contained, and intending to be legally bound, Seller and Buyer agree as follows:

        1.      Purchase and Sale of Assets

                On and subject to the terms and conditions of this Agreement, Buyer agrees to purchase from Seller and Seller agrees to sell, assign, transfer, convey, and deliver to Buyer, all of the Seller's right, title and interest in the contracts set forth on Exhibit A hereto ("Contracts") or (the "Purchased Assets"), subject to the liabilities specified in Section 2 of this Agreement.

        2.      No Assumption of Liabilities

                Buyer will not assume and become responsible for any liability or obligation of Seller other than those specifically assumed in connection with the Purchased Assets as set forth in Exhibit B.

        3.      Purchase Price

                The purchase price for the Purchased Assets shall be One Million Four Hundred Thousand Dollars ($1,400,000) ("Purchase Price"). The Purchase Price shall be allocated among the Purchased Assets in the manner set forth in Exhibit C to this Agreement. The parties agree to allocate the Purchase Price (and all other costs capable of being capitalized) among the Purchased Assets for all purposes (including financial, accounting and tax purposes) in accordance with Exhibit C. The Purchase Price shall be paid by Buyer to Seller in immediately available funds at the Closing. Buyer shall not pay, perform, assume, or discharge any liabilities of Seller other than Seller's performance obligations under Contracts being assigned to Buyer pursuant to the terms and provisions of the Assignment and Assumption Agreement attached hereto as Exhibit D.

Exhibit D.
----------


        4.      Closing; Best Efforts

                The closing of the transactions contemplated by this Agreement (the "Closing") shall take place in Louisville, Kentucky, at the offices of Legal Operations, GE Appliances, Appliance Park, AP2 - 225, on March 31, 1998, at 10:00 a.m. E.S.T., or at such other time, date, or place upon which Buyer and Seller shall agree in writing (the "Closing Date"). Seller and Buyer covenant and agree that each of them shall use their best good faith efforts to consummate the transactions contemplated by this Agreement on the Closing Date.


        5.      Representations and Warranties of Seller

                Seller hereby represents and warrants to Buyer as follows:

                A. Corporate Standing. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing in all jurisdictions in which the nature of its business or the ownership or leasing of its properties makes such qualifications necessary.

                B. Power and Authority of Seller; Authorization. Seller has all requisite power and authority, corporate or otherwise to enter into and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Seller. This Agreement has been duly executed and delivered by Seller and constitutes legal, valid and binding obligation of Seller enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditor's rights generally and by general principles of equity relating to enforceability.

                C. No Conflict. Except as set forth on Schedule 5.C., the execution and delivery of this Agreement by Seller does not, and the consummation by Seller of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or the creation or a lien, pledge, security interest, charge or other encumbrance on any of the Purchased Assets (any such conflict, violation, default, right of termination, cancellation of acceleration, loss or creation, a "Violation") pursuant to, any provision of the Articles of Incorporation or Bylaws of Seller, or result in any Violation of any loan or credit agreement, note, mortgage, indenture, lease, Benefit Plan (as defined in Section 5.J) or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to



                                     -2-

Seller or its properties or assets.

                D. Consents. Except as set forth on Schedule 5.D., no consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to Seller in connection with the execution and delivery of this Agreement, or the consummation by Seller of the transactions contemplated hereby.

                E. Financials. Seller has delivered to Buyer prior to the date hereof, the financials in Schedule 5.E. setting forth the projected financial performance of the Purchased Assets.

                F. Title to Purchased Assets. Seller has good, clear, valid and marketable title to all the Purchased Assets. Except for Permitted Liens (as hereinafter defined), or as described in Schedule 5.F., Seller owns such Purchased Assets free and clear of all liens, restrictions, claims, charges, security interests, or other encumbrances of any nature whatsoever. "Permitted Liens" shall mean (i) liens for taxes not yet due and payable and (ii) statutory liens of landlords and liens of carriers, warehousemen, mechanics, materialmen and repairmen incurred in the ordinary course of business for sums not yet delinquent, none of which, individually or in the aggregate, (a) have more than an immaterial effect on the value thereof or its present use, or (b) would impair the ability of Seller to sell such property for its present use.

                G. Leases. Schedule 5.G. contains a complete and accurate list of all leases (including any capital leases) and lease-purchase arrangements pursuant to which Seller leases personal or real property from others used in regards to the Purchased Assets. To Seller's knowledge, all such leases are valid, binding and enforceable in accordance with their terms except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditor's rights generally and by general principles of equity relating to enforceability and are in full force and effect; Seller does not know of any existing defaults with respect thereto by any party thereto; and no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default thereunder by Seller or, to Seller's knowledge, by any other party thereto. Buyer will acquire no interest in the leases listed in Schedule 5.G. under this Agreement, but rather is being assured that Seller's leases are as herein represented and warranted to satisfy Buyer that Seller will continue to have its leased property available to use.

                H. Legal Proceedings. Except as set forth in Schedule 5.H., there are no claims of any kind or any actions, suits, proceedings, arbitrations or investigations pending or, to the knowledge of Seller, threatened against or materially affecting the Purchased Assets. Further, there are no outstanding judgments, orders, injunctions, decrees, stipulations or awards (whether rendered by court, administrative agency, or by arbitration, pursuant to a grievance or other procedure) against or relating to any of the Purchased Assets.

                I. Licenses and Permits; Compliance with Laws. Seller holds all permits, licenses, variances, exemptions, orders and approvals of all governmental entities which are material to the operation and use of the Purchased Assets and are in compliance with the terms thereof.

                J.   Labor Relations.  Except to the extent set forth in
Schedule 5.J., there are no controversies pending between Seller and any of its employees, which controversies may reasonably be expected to affect materially and adversely the Purchased Assets or consummation of the transactions contemplated hereby.

                K. Material Contracts. Except as set forth in Schedule 5.K. Seller is not a party to:

                    [1] any agreement for the lease of personal property to or from any person providing for lease payments in excess of $5,000 per annum solely relating to the Purchased Assets;

                    [2] any agreement for the purchase or sale of raw materials, supplies, products, or other personal property, or the furnishing or receipt of services, the performance of which will extend over a period of more than one year, result in a loss to Seller or involve consideration in excess of $5,000 relating solely to the Purchased Assets;

                    [3] any agreement concerning a partnership or joint venture relating to the Purchased Assets;

                    [4] any agreement under which the consequences of a default or termination would have an adverse effect on the Purchased Assets; and

                    [5] any agreement, contract or commitment containing any covenant materially limiting the freedom of Seller to engage in any line of business related to the Purchased Assets in any geographic area or to compete with any person in such business.

                L. Good Standing of Contracts. No event or condition has occurred or exists, or, to the knowledge of Seller is alleged by any of the other parties thereto to have occurred or existed, which constitutes, or with lapse of time or giving of notice or both might constitute, a default or breach under any of the leases, contracts or agreements to which Seller is a party which are related to the Purchased Assets, which default is reasonably likely to result in a material adverse change in the financial condition, results of operation or business of Seller relating to the Purchased Assets.

                M.      Product and Service Warranties.  Except as set forth in
Schedule 5.M. Seller has not made any express warranties or guaranties on its own behalf as to goods sold or services provided by it relating to the Purchased Assets, and there is no pending or, to the knowledge of Seller, threatened claim alleging any breach of any such warranty or guaranty.

                N. Insurance. Schedule 5.N. sets forth all insurance policies, including property, casualty, liability and other insurance maintained with respect to the Purchased Assets by Seller.

                O. Brokers and Finders' Fees. Neither Seller nor any of its respective officers, directors or employees, has employed any broker, finder or financial advisor or incurred any liability for fees or commissions payable to any broker, finder or financial advisor in connection with the negotiations relating to or the transactions contemplated by this Agreement.

                P. Substantially all of Seller's Assets. The Purchased Assets do not constitute "all or substantially all" of the assets of Seller as such term is defined and understood under the Delaware General Corporation Law.

                Q. Purchased Assets. Each Contract listed on Exhibit A is in full force and effect as of the date hereof and there are no breaches or violations pending for which Seller has knowledge or should have knowledge, nor has Seller received notice of any breach or violation of any of the terms and provisions of any such Contract or the termination thereof.

                R. Operation of the Business. Seller shall continue to operate its business after the Closing as conducted on the date of this Agreement and shall operate the Purchased Assets for the joint venture, Support Central, L.P., pursuant to the terms of that certain Limited Partnership Agreement dated October 1, 1997, among Support Central, LLC, GE Subsidiary, Inc. 61A and Seller.

                S. Environmental and Worker Health and Safety Matters. Except as otherwise disclosed in Schedule 5.S.:

                    [1]     The Seller has duly complied with, and its business,
operations, assets, equipment, leaseholds and facilities, including, without limitation all real property, are in full compliance with all Environmental
Laws and all Worker Health and Safety Laws including, without limitation, all laws and regulations with respect to reporting releases of Hazardous Materials to the environment and the registration, testing and maintenance of underground storage tanks.

                    [2]     The Seller has been issued, has maintained to the
Closing Date and will maintain thereafter, all required national, state, territorial, and local permits, licenses, certificates and approvals relating to (1) air emissions; (2) discharges to surface water or ground water; (3) noise emissions; (4) solid or liquid waste disposal; (5) the use, generation, storage, transportation or disposal of Hazardous Materials; and (6) other environmental, health or safety matters, and the Seller operates its facilities consistently in compliance with all terms, conditions and limitations contained in all such permits, licenses, certificates or approvals is set forth on
Schedule 5.U.

                    [3]     Seller has not received notice of, or knows of or
suspects any fact(s) which might constitute violations of any Environmental Laws, Worker Health and Safety Laws or any other laws which relate to the use, ownership or occupancy of any of its real property, and Seller is not in violation of any covenants, conditions, easements, rights of way or restrictions affecting any of its real property or any rights appurtenant thereto.

                    [4] Terms used in this section shall have the following definitions -

                        [a] "Environmental Laws" shall mean any national, state or local code or ordinance, now existing or hereafter in effect, all rules, regulations, and standards promulgated thereunder enacted for purposes of protecting public health and the environment from the deleterious effects which can result from the use, storage, treatment, disposal, release, discharge or other management of Hazardous Materials,as hereinafter defined.

                        [b] "Hazardous Materials" shall mean any substance, compound or mixture (including , without limitation, asbestos, polychlorinated biphenyls (PCBs) and petroleum) which is designated or defined (either by inclusion in a list of materials or by reference to exhibited characteristics) as hazardous, toxic, or dangerous, or as a pollutant or contaminant, in, or that is otherwise regulated under, any Environmental Laws or Worker Health and Safety Laws.

                        [c] "Worker Health and Safety Laws" shall mean any national, state or local law, code or ordinance now existing or hereinafter in effect, and all rules, regulations and standards promulgated thereunder, enacted for purposes of reducing, minimizing or otherwise protecting workers from hazards or dangers in their workplace, including hazards or dangers of occupational illness or disease, or of requiring employers to inform employees of such hazards or dangers.

                T. Full Disclosure. No representation or warranty of Seller contained in this Agreement and no statement contained in this Agreement or in any certificate or other instrument furnished or to be furnished to Buyer hereunder contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements contained herein or therein not misleading.

   6.  Representations and Warranties of Buyer

       Buyer hereby represents and warrants to Seller as follows:

                A. Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and has all requisite power and authority, corporate or otherwise, to carry on and conduct its business as it is now being conducted and to own and operate the Purchased Assets.

                B. Authorization. This Agreement and its execution, delivery and performance have been duly authorized by all necessary corporate action on the part of Buyer and is within its corporate powers. This Agreement has been duly executed and delivered by Buyer, and constitutes the legal, valid and binding agreement of Buyer enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditor's rights generally and by general principles of equity relating to enforceability.

                C. No Conflict. Neither the execution and delivery of this Agreement nor the performance of the transactions contemplated herein by Buyer will violate or conflict with any of the provisions of any charter instrument or bylaw of Buyer or violate or conflict with or constitute a default under any mortgage, indenture, contract, agreement, license, permit, instrument or trust or any order or ruling of any governmental authority to which Buyer is a party or by which Buyer is bound, or violate any provision of law, statute, rule or regulation to which Buyer is subject.

                D. Brokers' and Finders' Fees. Neither Buyer nor any of its officers, directors or employees has employed any broker, finder, or financial advisor or incurred any liability for fees or commissions payable to any broker, finder or financial advisor in connection with the negotiations relating to or the transactions contemplated by this Agreement.

                E. Contribution of Purchased Assets. Buyer shall on the Closing Date contribute the Purchased Assets to the joint venture Support Central, L.P.

                F. Employees. Buyer shall have no obligation to continue or assume the employment of any of Seller's employees after the Closing.

                G. Full Disclosure. No representation or warranty of Buyer contained in this Agreement and no statement contained in this Agreement or in any certificate or other instrument furnished or to be furnished to Seller hereunder contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements contained herein or therein not misleading.

     7.   Special Post-Closing Covenant

                A. Seller guarantees that the net income realized from the Purchased Assets during the 12-month period immediately following the Closing Date shall exceed $1.4 Million.

                B.   For purposes of this Section 7:

                    [1] "Net income" means net income determined in accordance with generally accepted accounting principles consistently applied.

                    [2] The determination by KPMG Peat Marwick LLP of the net income realized from the Purchased Assets during the 12-month period immediately following the Closing Date shall be final, conclusive, and binding on Seller, Buyer and their successors in interest.

     8.   Closing Deliveries

                A. Seller's Obligations. At the Closing, Seller shall deliver to Buyer the following:

                    [1] The Chief Executive Officer of Seller shall have delivered a certificate to Buyer dated the Closing Date stating the following -

                        [a] Representations and Warranties. The representations and warranties of Seller contained in Section 5 of this Agreement are true and correct in all material respects on the Closing Date as made on the Closing Date.

                        [b] Performance of this Agreement. Seller has performed and observed in all material respects its covenants and obligations as set forth in the Agreement.

                        [c] Consents. Seller has procured all of the third party consents necessary for Buyer or an entity designated by it to own and conduct business with the Purchased Assets as it was conducted by Seller.

                         [d]  Litigation. No action, suit, or proceeding is
pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (iii) affect adversely the right of Buyer to own the Purchased Assets. No such injunction, judgment, order, decree, ruling, or charge shall be in effect.

                         [e]  Condition of Assets. A material portion of the
Purchased Assets has not been damaged or terminated which is not covered by Seller's insurance.

                         [f]  Material Claims. No material claim against the
Purchased Assets exist or has arisen, of which Seller is aware, that is not adequately covered by insurance policies maintained by Seller.

                         [g]  Material Changes. There have not been any material
and adverse change in the financial condition of the Purchased Assets, from the Closing Date.

                     [2] Copies of resolutions of the Board of Directors authorizing the execution and delivery by Seller and performance by Seller of this Agreement and the transactions contemplated hereby, certified as to the due adoption and continuing effect by the Secretary of Seller;

                     [3] Bills of sale and assignments, duly executed by Seller, in form and substance reasonably satisfactory to Buyer and, such other documents as Buyer may reasonably request in order to accomplish the sale of the Purchased Assets to Buyer;


                     [4]  Legal opinion of Counsel to Seller to the affect that:

                         [a]  Seller is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware, and Seller has all requisite power and authority to enter into and consummate the transactions contemplated by this Agreement;

                         [b]  This Agreement has been duly executed and
delivered by Seller and constitutes the legal, valid and binding obligation of Seller enforceable against it in accordance with its terms, except as enforceability may be limited or otherwise affected by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights generally;

                         [c]  To the best of counsel's knowledge after due
inquiry, neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with, or result in a breach of, or accelerate the performance required by, any terms of, or otherwise adversely affect the Purchased Assets, any agreement to which Seller is now a party or constitute a default thereunder, or result in the creation of any lien, charge or encumbrance upon the Purchased Assets or any of the property or assets of Seller; and

                         [d]  The instruments of conveyance and assignment
delivered to Buyer at the closing of this Agreement have been executed and delivered, constitute the legal, valid and binding obligations of Seller enforceable against it in accordance with their terms, and are in form and substance effective to accomplish their intended purpose.

                     [5] Such other documents as are reasonably requested by counsel for Buyer.

                 B. Buyer's Obligations. At the Closing, Buyer shall deliver to Seller the following:

                     [1] The Purchase Price in the manner described in Section 3 hereof;

                     [2] An Officer of Buyer shall have delivered a certificate to Seller dated the Closing Date stating the following:

                         [a] Representations and Warranties. The representations
and warranties of Buyer contained in Section 6 of this Agreement are true and correct in all material respects as of the Closing Date as made on the Closing Date.

                         [b] Performance of this Agreement. Buyer has performed
and observed in all material respects its covenants and obligations as set forth in the Agreement.

                         [c] Litigation. There is no injunction, decree, or
order issued by any court, governmental agency, or authority, or any litigation instituted by any governmental agency or authority, challenging or seeking to prohibit or enjoin any of the transactions contemplated by this Agreement.

                     [3] An assumption agreement reasonably satisfactory to Seller; and

                     [4] Such other documents as are reasonably requested by counsel for Seller.

     9. Tax Returns

        Seller and Buyer agree to file all federal, state, and local tax returns, and to pay all taxes, interest, and penalties in a manner consistent with the allocation of the Purchase Price set forth in Exhibit C to this Agreement.

    10. Transfer Tax

        Seller shall pay all applicable sales, use and transfer taxes, if any, related to the consummation of the transactions contemplated hereby becoming due and payable

    11. Survival of Representations and Warranties

        Except as may be otherwise provided herein, the representations and warranties of Seller contained in this Agreement shall be effective from the date of execution of the Agreement and shall survive for a period of three (3) years after the Closing Date and the representation and warranties of Buyer shall be effective from the date of execution of the Agreement and shall survive for a period of one year after the Closing Date.

    12. Indemnification

        A. Remedies.

                     [1] Except as otherwise limited by this Section 12, Seller shall indemnify and reimburse Buyer for any and all claims, losses, liabilities, damages (including, without limitation, fines, penalties, and criminal or civil judgments and settlements), costs (including, without limitation, court costs) and expenses (including, without limitation, reasonable attorneys' and accountants' fees) (hereinafter "Loss" or "Losses") suffered or actually incurred by Buyer, any successors or assigns thereto (the "Protected Parties") as a result of, or with respect to:

                         [a] Any breach of or noncompliance by Seller with any
covenant, representation, warrant or agreement of Seller contained in this Agreement which survives the Closing Date;

                         [b] Any act or omission of Seller or its employees,
agents or representatives, or of Seller's predecessors in interest, occurring prior to the Closing Date and that is alleged to violate an

Environmental Law or Worker Health and Safety Law, or the ownership, use control or operation by Seller or its predecessors in interest of any of the current or former properties of Seller or any condition that is a breach of Seller's representations and warranties set forth in Section 5.S. of this Agreement;

                         [c]  the operation of the Purchased Assets prior to the
Closing;

                         [d]  any liability of Seller, whether or not relating
to the business or the Purchased Assets, that is not expressly assumed by Buyer under this Agreement;

                         [e]  any liability of Buyer arising by operation of law
(including any bulk transfer law of any jurisdiction or under any common law of de facto merger or successor liability);

                         [f]  any liability of Buyer for the unpaid taxes of any
person as a transferee or successor, by contract or otherwise;

                         [g]  any and all actions, suits, proceedings, claims,
demands, assessments and judgments incident to any of the foregoing; and

                         [h]  any termination or modification in a negative
manner as to price or margin of any contract constituting part of the Purchased Assets within the 12 month period following the Closing Date.

                     [2] Except as otherwise limited by this Section 12, Buyer shall indemnify and reimburse Seller for any and all claims, losses, liabilities, damages (including, without limitation, fines, penalties, and criminal or civil judgments and settlements), costs (including, without limitation, court costs) and expenses (including, without limitation, reasonable attorneys' and accountants' fees) (hereinafter "Loss" or "Losses") suffered or actually incurred by Seller or any successors or assigns thereto as a result of, or with respect to:

                         [a]  Any breach of or noncompliance by Buyer with any
covenant or agreement of Buyer contained in this Agreement which survives the Closing Date;

                         [b]  the operation and use of the Purchased Assets
after the Closing Date; and

                         [c]  Any and all actions, suits, proceedings, claims,
demands, assessments and judgments incident to any of the foregoing.

          B. Third Party Claims. A party seeking indemnification (the "Indemnitee") shall use all reasonable efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs, and expenses (including without limitation taxes and attorney fees) in respect of which indemnity may be sought under this Agreement. The Indemnitee shall give prompt written notice to the party from whom indemnification is sought (the "Indemnitor") of the assertion of a claim for indemnification but in no event later than (a) 15 days after service of process in the event litigation is commenced against the Indemnitee by a third party, or (b) 15 days after the Indemnitee becomes aware of circumstances, not involving the commencement of litigation by a third party, which may give rise to a claim for indemnification. No such notice of assertion of a claim shall satisfy the requirements of this Section 12.B. unless it describes in reasonable detail and in good faith the facts and circumstances upon which the asserted claim for indemnification is made, to the extent known. The Indemnitee shall consult with the Indemnitor with respect to the payment, settlement, or defense of any claim, action, suit, proceeding, or demand. If any action or proceeding shall be brought against the Indemnitee in connection with any liability or claim to be indemnified hereunder, the Indemnitee shall provide the Indemnitor a period of 30 days to decide whether to defend such liability or claim. During such period the Indemnitee shall take all reasonable steps to protect the interests of itself and the Indemnitor, including the filing of necessary responsive pleadings, the seeking of emergency relief, or other action necessary to maintain the status quo, subject to reimbursement from the Indemnitor of its expenses in doing so. If the Indemnitor determines that it shall defend such action or proceeding, the Indemnitor shall defend such action or proceeding at its expense, using counsel selected by any insurance company insuring against any such claim and undertaking to defend such claim, or by other counsel selected by the Indemnitor and approved by the Indemnitee, which approval shall not be unreasonably withheld or delayed. The Indemnitor shall keep the Indemnitee fully apprised at all times as to the status of the defense and shall consult with the Indemnitee prior to settlement of any indemnified matter. In the event the Indemnitee has a claim or claims against any third party growing out of or connected with the indemnified matter, then upon receipt of indemnification, the Indemnitee shall fully assign to the Indemnitor the entire claim or claims and the Indemnitor shall thereupon be subrogated with respect to such claim or claims of the Indemnitee. The parties hereto acknowledge and agree that the terms and conditions of this Section 12.B. shall not alter, negate or otherwise affect the terms and conditions of any applicable insurance policy.

          C.   Limitations on Indemnification.    Seller's indemnification
obligations under this Agreement shall be limited to losses, damages, costs and expenses (including reasonable attorneys' fees) actually incurred by Buyer which exceed $1,000 in amount for any single event giving rise to such liability ("Material Losses"), and which when aggregated with other Material Losses, exceed $5,000; provided, however, that upon Buyer's successful assertion of a claim against Seller for at least $5,000 in aggregated Material Losses, Buyer shall be entitled to recover the full amount of its claim for such aggregated Material Losses in excess of the $5,000 base amount.


     13.  Records.

          After the Closing, Seller and Buyer shall make available to the other on reasonable request such books and records of that party related to the Purchased Assets as may be appropriate for use in connection with their respective tax returns, including any review thereof, and for any other reasonable purpose. Such books and records shall be retained for a period of 6 years; provided, however, that after 3 years any portion of such books and records may be destroyed in whole or in part, by the party in possession thereof upon 30 days' notice to the other party, unless the party to whom such notice is given shall object, in which event the objecting party shall be given such records in lieu of destruction thereof.

     14.  Public Statements

          Neither Seller nor Buyer shall, without the prior written approval of the other party, make any press release or other public announcement concerning the transactions contemplated by this Agreement. Provided, however, that (a) such approval shall not be unreasonably delayed or withheld, and (b) such review and approval shall not be required of a release or releases by either party if in either party's judgment (exercised in consultation with counsel to such party) it would prevent the dissemination of information in such time as may be necessary to comply with applicable law or rules of any stock exchange on which the shares of such party are listed (in which case, however, the text of the announcement, if written, or a written summary thereof, if oral, shall be promptly provided to the other party). Buyer and Seller may disclose information with respect to the transaction contemplated hereby to their respective employees, agents, consultants and third parties only to the extent such persons have a need to know such information and the other party is given prior notice of any planned disclosure.

     15.  Confidentiality

          A. Prior to Closing. Unless and until the Closing of the transactions contemplated by this Agreement shall have occurred, and except as may be otherwise required by applicable law, Buyer shall, and shall cause its affiliates, employees, agents, and representatives to, maintain in confidence and not otherwise use information, documents, and data furnished to it, or to any person or entity on its behalf, by Seller in connection herewith.

          B. Failure to Close. If the Closing of the transactions contemplated by this Agreement does not occur on the Closing Date, Buyer shall return all written information, documents, and data furnished to Buyer or to any person or entity on its behalf and all copies thereof. Notwithstanding anything else in this Agreement to the contrary, if the transactions contemplated by this Agreement are not closed, Buyer's agreement to maintain in confidence all information received by it and none of such information shall be used by Buyer, its employees, agents, representative or affiliates in the business operations of any such person other than in the joint venture between the parties known as Support Central, L.P., except to the extent that such information was: (i) possessed by Buyer prior to the disclosure thereof by Seller; (ii) disclosed to Buyer by an independent third party without a violation of any obligation of confidentiality on the part of such third party to Seller; or (iii) ascertainable from public or published information or trade sources.

     16.  Notices

          All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be sent by facsimile, mailed by first class, registered, or certified mail, postage prepaid, or sent via overnight courier service, or delivered personally:

     If to Buyer, to:                        Copy to:

     GENERAL ELECTRIC COMPANY                General Counsel
     GE Appliances                           GE Appliances
     Appliance Park                          AP2-225
     Louisville, KY 40225                    Louisville, KY 40225
     Attn: General Manager, Service          Fax: (502) 452-0347
       Management
     Fax: (502) 452-0602


     If to Seller, to:                       Copy to:

     National Tech Team, Inc.                Robert A. Hudson
     835 Mason Street                        Berry Moorman P.C.
     Suite 200                               600 Woodbridge Place
     Dearborn, MI 48124                      Detroit, MI 48226
     Attn: William Popp                      Fax: (313) 567-1001
     Fax: (313) 277-3197


or to such other address of which the addressee shall have notified the sender in writing.

Notices mailed in accordance with this section shall be deemed given on the transmission date when faxed, on the third day following deposit in the mail, when mailed, and notices sent by overnight courier service shall be deemed given the day on which delivery is guaranteed by a representative of such service.

     17.  Third Party Rights

          It is the intention of the parties that nothing in this Agreement shall be deemed to create any right with respect to any person or entity not a party to this Agreement.

     18.  Parties in Interest; Assignment

          All covenants and agreements contained in this Agreement by or on behalf of any of the parties to this Agreement shall bind and inure to the benefit of their respective heirs, executors, successors, and permitted assigns, whether so expressed or not. No party to this Agreement may assign its rights or delegate its obligations under this Agreement to any other person or entity without the express prior written consent of the other party, except that Buyer may assign its rights and delegate its obligations to a subsidiary or affiliated corporation of Buyer, provided that such assignment and delegation shall not relieve Buyer of its obligations under this Agreement.

     19.  Construction; Governing Law

          The section headings contained in this Agreement are inserted as a matter of convenience and shall not affect in any way the construction of the terms of this Agreement. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Kentucky.

     20.  Submission to Jurisdiction

          Each of the parties submits solely to the jurisdiction of any state or federal court sitting in Louisville, Kentucky in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that may be required of any other party with respect thereto.

    21.   Entire Agreement; Amendment and Waiver

          This Agreement, including the Schedules and Exhibits hereto, constitutes and contains the entire Agreement between the parties hereto with respect to the transactions contemplated hereby and supersede any prior writing by the parties. The parties may, by mutual agreement in writing, amend this Agreement in any respect, and any party, as to such party, may in writing (1) extend the time for the performance of any obligations of any other party; (2) waive any inaccuracies in representations and warranties by any other party; (3) waive performance of any obligations by any other party; and (4) waive the fulfillment of any condition that is precedent to the performance by such party of any of its obligations hereunder. No such waiver shall be deemed to constitute the waiver of any other breach of the same or of any other term or condition of this Agreement. Any such amendment or waiver must be signed by an officer of the parties or party to such amendment or waiver.

     22.  Severability

          The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the remaining provisions.

     23.  Counterparts

          This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party but all of which taken together shall constitute one and the same Agreement.

     24.  Expenses

          Each party to this Agreement shall pay any and all fees and expenses that such party may incur in connection with the negotiation, execution, or closing of this Agreement and the other transactions contemplated by this Agreement.

     25.  Further Assurances

          At and after the Closing, Buyer and Seller will, without further consideration, execute and deliver such other instruments and documents and do all other acts and things as the other party or parties may reasonably request in order to effect or confirm the transactions contemplated by this Agreement.

     26.  Schedules and Exhibits

          The Schedules and Exhibits attached to this Agreement constitute a part of this Agreement and are incorporated herein by reference in their entirety as if fully set forth in this Agreement at the point where first mentioned.

     27.  Time of Essence

          Time is of the essence to the performance of the obligations set forth in this Agreement.

     28.  Termination

     Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated at any time prior to the Closing Date:

     A.  By the mutual written consent to Seller and Buyer;

     B. By either party to this Agreement if any other party to this Agreement shall have breached any of the representations and warranties of such other party set forth in this Agreement and such other party shall have failed to cure such breach within 30 days after receipt of written notice of such breach.

     C. By Buyer by giving written notice to Seller on or before the 30th day following the date of the Agreement if Buyer is not satisfied with the results of its continuing business, legal, and accounting due diligence regarding Seller.

     D. By Buyer or Seller if the Closing shall not have occurred on or before April 15, 1998.

     IN WITNESS WHEREOF, Seller and Buyer have caused this Asset Purchase Agreement to be executed by their duly authorized officers as of the day and year first written above.

                                                 "BUYER"

                                                 GENERAL ELECTRIC COMPANY
                                                 GE Appliances


                                                 By:
                                                     ---------------------------
                                                     David M. Cote
                                                     President & CEO


                                                 "SELLER"

                                                 NATIONAL TECHTEAM, INC.

                                                 By: William F. Capo, Jr.
                                                     -----------------------
                                                 Title: CEO & CHAIRMAN
                                                        --------------------

          IN WITNESS WHEREOF, Seller and Buyer have caused this Asset Purchase Agreement to be executed by their duly authorized officers as of the day and year first written above.

                                        "BUYER"

                                        GENERAL ELECTRIC COMPANY
                                        GE Appliances



                                        By: David M. Cote
                                            ------------------------------
                                            David M. Cote
                                            President & CEO



                                        "SELLER"

                                        NATIONAL TECHTEAM, INC.



                                        By: William F. Capo, Jr.
                                            ------------------------------
                                        Title: CEO & Chairman

                                   EXHIBIT A
                                   ---------

                                   Contracts
                                   ---------



       AGREEMENT                    DATE              PARTIES             TERM               SERVICES               OTHER
       ---------                    ----              -------             ----               --------               -----
1. Master Agreement         April 23, 1996  National TechTeam,      April 1, 1996-     Call Center Activity   Terminable on 60 days
                                            Inc. ("NTT"); Hewlett-  March 31, 1998                            notice. Assignment
                                            Packard Company                                                   requires HP's consent
                                            ("HP")
------------------------------------------------------------------------------------------------------------------------------------
2. Program Specification    November 18,    NTT and HP              November 1, 1997-  Technical phone        Terminable on 30 days
   Document - Sales-        1997                                    October 31, 1998   support for Sales-     notice. Subject to
   BUILDER for Windows                                                                 BUILDER for Windows    Master Agreement
------------------------------------------------------------------------------------------------------------------------------------
3. Contract Authorization   November 7,     HP and NTT              November 1, 1997-  Technical and pre-     Subject to Master
   Program Document-        1997                                    December 31, 1998  sales phone support    Agreement
   Computer Organization                                                               for HP's Advantage
   Sales Services                                                                      Center and telephony
   Advantage Center                                                                    infrastructure
                                                                                       services and support
                                                                                       for Sales Services
------------------------------------------------------------------------------------------------------------------------------------
4. Channel Partners         October 11,     HP and NTT              October 1, 1996-   Technical and pre-     Subject to Master
   Foundation-Program       1996                                    October 31, 1997   sales phone support    Agreement
   Specification Document                                                              for HP Partnership
                                                                                       Program
------------------------------------------------------------------------------------------------------------------------------------
5. Program Specification    June 10, 1997   HP and NTT              July 1, 1997-      Technical and phone    Subject to Master
   Document - HP CPO                                                June 30, 1998      support for direct     Agreement
   Pre-Sales Product and                                                               marketing
   Referral Information
   Support
------------------------------------------------------------------------------------------------------------------------------------
6. U.S. Robotics &          February 20,    U.S. Robotics Access    One year.          Support USR            Can cancel on 60 days
   National TechTeam,       1997            Corp. ("USR") and       Automatic          standards with product notice
   Inc. Support Agreement                   NTT                     renewals           information, technical
                                                                                       support, customer
                                                                                       service and/or repair
------------------------------------------------------------------------------------------------------------------------------------
6.a. May 5, 1997, letter    May 5, 1997                                                Implemented new        Amended February
     from NTT to USR                                                                   pricing for one year   20, 1997 Support
     referring to                                                                      from May 20, 1997      Agreement
     February 20, 1997
     Agreement
------------------------------------------------------------------------------------------------------------------------------------


       AGREEMENT                    DATE              PARTIES             TERM               SERVICES               OTHER
       ---------                    ----              -------             ----               --------               -----
7. Agreement for Customer   May 6, 1997     USR and NTT             One year.          Customer support       Can cancel on 60 days
   Support Services                                                 Automatic          services related to    notice. With cause
                                                                    renewals           incoming calls and     can terminate on 10
                                                                                       e-mails for Personal   days notice
                                                                                       Communication Division
------------------------------------------------------------------------------------------------------------------------------------
8. November 3, 1997 letter  November 3                                                 Adding new services
   from 3Com to NTT         1997                                                       FOR PCMCIA
------------------------------------------------------------------------------------------------------------------------------------
9. July 30, 1997, Letter    July 30, 1997                                              Request NTT to
   from 3Com to Jim                                                                    support new ramp up
------------------------------------------------------------------------------------------------------------------------------------
10.January 14, 1997,        January 14,                                                Change prices in an
   Letter from 3Com         1997                                                       agreement not identified


                                   EXHIBIT B

                              Liabilities Assumed

     None other than the performance obligations under the contracts in Exhibit A.

                                   EXHIBIT C

                         Allocation of Purchase Price.

     All $1.4 million is being allocated to the contracts.

                                   EXHIBIT D

                      Assignment and Assumption Agreement

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     FOR VALUATION CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, NATIONAL TECHTEAM, INC., a Michigan corporation (the "Assignor"), does hereby irrevocably and unconditionally sell, transfer, bargain, convey, assign, and set over to GENERAL ELECTRIC COMPANY, a New York corporation, acting through its GE Appliances business component ("Assignee"), the following Assets:

          All rights and interests of Assignor under the agreements listed in Exhibit A on and after the date hereof including all pertinent books and records relating to such agreements and the associated liabilities.

     Assignee hereby accepts the foregoing assignment of the Assets and assumes and agrees to perform, observe and discharge all of the duties, obligations and undertakings of Assignor which may arise and accrue thereunder from and after the date hereof except for those duties and obligations occurring prior to the date hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed and delivered by their duly authorized representatives this 31st day of March, 1998.


                                   "ASSIGNOR"

                                   NATIONAL TECHTEAM, INC.,
                                   a Delaware corporation


                                   By: WILLIAM F. CAPO, JR.
                                      ------------------------------------------

                                   Title: CEO & CHAIRMAN
                                         ---------------------------------------

                                   "ASSIGNEE"

                                   GENERAL ELECTRIC COMPANY,
                                   a New York corporation
                                   GE Appliances


                                   By: David M. Cob
                                      ------------------------------------------

                                   Title:
                                         ---------------------------------------

                                 SCHEDULE 5.C.

                              Conflicts of Seller

     None.

                                 SCHEDULE 5.D.

                           Consents Needed by Seller

March 31, 1998


Ms. Aurora Custodia
Hewlett-Packard Company
Software Provider Program
19111 Pruneridge Avenue, MS 44 L14
Cupertino, CA 95014-0795

Dear Aurora:

This letter is to confirm your verbal approval on March 30th, 1998, that the joint venture between National TechTeam and General Electric (GE TechTeam LP) has purchased TechTeam's remaining OEM business, including our contract with Hewlett-Packard's Software Provider Program.

Other than some cosmetic differences in the invoice, all operational components, including current management and employees, remain unchanged. So, too, does the commitment to provide unparalleled service at competitive rates.

We are very excited about our partnership with GE and its long-term beneficial effect on your business.

Sincerely,

Sherry L. Williams
Client Services Director


Approved:



--------------------

[NATIONAL TECHTEAM, INC. LETTERHEAD]


March 31, 1998


Mr. Dan Bell
3COM Corporation
7770 N. Frontage Rd.
Skokie, Il 60077

Dear Dan:

This letter is sent to inform you that the joint venture between National TechTeam and General Electric (GE TechTeam) has purchased TechTeam's remaining OEM business, including our contract with 3COM.

Other than some cosmetic differences in the invoice, all operational components, including current management and employees, remain unchanged. So, too, does the commitment to provide unparalleled service at competitive rates.

We are very excited about our partnership with GE and its long-term beneficial effect on your business.

Sincerely,

BILL POPP
Bill Popp
Vice President Sales

[TECHTEAM LETTERHEAD]


March 31, 1998


Mr. Jason Duncan
Hewlett-Packard Company
Direct Marketing Organization
19310 Pruneridge Avenue, MS 49AU25
Cupertino, CA 95014-0707

Dear Jason:

This letter is sent to inform you that the joint venture between National TechTeam and General Electric (GE TechTeam) has purchased TechTeam's remaining OEM business, including our contract with Hewlett-Packard's Direct Marketing Organization.

Other than some cosmetic differences in the invoice, all operational components, including current management and employees, remain unchanged. So, too, does the commitment to provide unparalleled service at competitive rates.

We are very excited about our partnership with GE and its long-term beneficial effect on your business.

Sincerely,

SHERRY L. WILLIAMS
Sherry L. Williams
Client Services Director

[TECHTEAM LETTERHEAD]


March 31, 1998


Ms. Teresa Streit
Hewlett-Packard Company
Direct Marketing Organization
19310 Pruneridge Avenue, MS 49AU25
Cupertino, CA 95014-0707

Dear Teresa:

This letter is sent to inform you that the joint venture between National TechTeam and General Electric (GE TechTeam) has purchased TechTeam's remaining OEM business, including our contract with Hewlett-Packard's Direct Marketing Organization.

Other than some cosmetic differences in the invoice, all operational components, including current management and employees, remain unchanged. So, too, does the commitment to provide unparalleled service at competitive rates.

We are very excited about our partnership with GE and its long-term beneficial effect on your business.

Sincerely,

SHERRY L. WILLIAMS
Sherry L. Williams
Client Services Director

[TECHTEAM LETTERHEAD]


March 31, 1998


Ms. Holly Tanner
Hewlett-Packard Company
Customer Advantage Center
19310 Pruneridge Avenue, MS 49A L2
Cupertino, CA 95014-0707

Dear Holly:

This letter is sent to inform you that the joint venture between National TechTeam and General Electric (GE TechTeam) has purchased TechTeam's remaining OEM business, including our contract with Hewlett-Packard's Customer Advantage Center.

Other than some cosmetic differences in the invoice, all operational components, including current management and employees, remain unchanged. So, too, does the commitment to provide unparalleled service at competitive rates.

We are very excited about our partnership with GE and its long-term beneficial effect on your business.

Sincerely,

SHERRY L. WILLIAMS
Sherry L. Williams
Client Services Director

[TECHTEAM LETTERHEAD]


March 31, 1998


Mr. Bill Turk
Hewlett-Packard Company
Direct Marketing Organization
19310 Pruneridge Avenue, MS 49AU25
Cupertino, CA 95014-0707

Dear Bill:

This letter is sent to inform you that the joint venture between National TechTeam and General Electric (GE TechTeam) has purchased TechTeam's remaining OEM business, including our contract with Hewlett-Packard's Direct Marketing Organization.

Other than some cosmetic differences in the invoice, all operational components, including current management and employees, remain unchanged. So, too, does the commitment to provide unparalleled service at competitive rates.

We are very excited about our partnership with GE and its long-term beneficial effect on your business.

Sincerely,

SHERRY L. WILLIAMS
Sherry L. Williams
Client Services Director

[TECHTEAM LETTERHEAD]


March 31, 1998


Mr. Michael DiTore
Hewlett-Packard Company
Enterprise Accounts Organization
19111 Pruneridge Avenue, MS 46 L5
Cupertino, CA 95014

Dear Michael:

This letter is sent to inform you that the joint venture between National TechTeam and General Electric (GE TechTeam) has purchased TechTeam's remaining OEM business, including our contract with Hewlett-Packard's Enterprise Accounts Organization.

Other than some cosmetic differences in the invoice, all operational components, including current management and employees, remain unchanged. So, too, does the commitment to provide unparalleled service at competitive rates.

We are very excited about our partnership with GE and its long-term beneficial effect on your business.

Sincerely,

SHERRY L. WILLIAMS
Sherry L. Williams
Client Services Director

[TECHTEAM LETTERHEAD]



March 31, 1998


Mr. Bob Strevens
Hewlett-Packard Company
11575 Great Oaks Way
Suite 100
Alpharetta, CA 30020

Dear Bob:

This letter is sent to inform you that the joint venture between National TechTeam and General Electric (GE TechTeam) has purchased TechTeam's remaining OEM business, including our contract with Hewlett-Packard's SalesBUILDER for Windows Program.

Other than some cosmetic differences in the invoice, all operational components, including current management and employees, remain unchanged. So, too, does the commitment to provide unparalleled service at competitive rates.

We are very excited about our partnership with GE and its long-term beneficial effect on your business.

Sincerely,

/s/ SHERRY L. WILLIAMS
Sherry L. Williams
Client Services Director

[TECHTEAM LETTERHEAD]


March 31, 1998


Ms. Aurora Custodia
Hewlett-Packard Company
Software Provider Program
19111 Pruneridge Avenue, MS 44 L 14
Cupertino, CA 95014-0795

Dear Aurora:

This letter is sent to inform you that the joint venture between National TechTeam and General Electric (GE TechTeam) has purchased TechTeam's remaining OEM business, including our contract with Hewlett-Packard's Software Provider Program.

Other than some cosmetic differences in the invoice, all operational components, including current management and employees, remain unchanged. So, too, does the commitment to provide unparalleled service at competitive rates.

We are very excited about our partnership with GE and its long-term beneficial effect on your business.

Sincerely,

SHERRY L. WILLIAMS
Sherry L. Williams
Client Services Director

IS YOUR RETURN ADDRESS COMPLETED ON THE REVERSE SIDE?

--------------------------------------------------------------------------------
SENDER:
*Complete items 1 and/or 2 for additional services.
*Complete items 3, 4a, and 4b.
*Print your name and address on the reverse of this form so that we can return this card to you.
*Attach this form to the front of the mailpiece, or on the back if space does not permit.
*Write "Return Receipt Requested" on the mailpiece below the article number.
*The Return Receipt will show to whom the article was delivered and the date
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--------------------------------------------------------------------------------
I also wish to receive the following services (for an extra fee):

  1. / / Addressee's Address

  2. / / Restricted Delivery

Consult postmaster for fee.
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3. Article Addressed to:

Holly Tanner
Hewlett Packard Co.
Customer Advantage Center
19310 Pruneridge Ave. MS49AL2
Cupertino, CA 95014-0707
--------------------------------------------------------------------------------
4a. Article Number
 Z-126-805-206
--------------------------------------------------------------------------------
4b. Service Type

/ / Registered                         /X/ Certified

/ / Express Mail                       / / Insured

/ / Return Receipt for Merchandise     / / COD
--------------------------------------------------------------------------------
5. Received By: (Print Name)

DANA
--------------------------------------------------------------------------------
6. Signature: (Addressee or Agent)

  X
--------------------------------------------------------------------------------
7. Date of Delivery

4-3
--------------------------------------------------------------------------------
8. Addressee's Address (Only if requested and fee is paid)

--------------------------------------------------------------------------------
PS Form 3811, December 1994             102595-97-B-0179 DOMESTIC RETURN RECEIPT
THANK YOU FOR USING RETURN RECEIPT SERVICE.








IS YOUR RETURN ADDRESS COMPLETED ON THE REVERSE SIDE?

--------------------------------------------------------------------------------
SENDER:
*Complete items 1 and/or 2 for additional services.
*Complete items 3, 4a, and 4b.
*Print your name and address on the reverse of this form so that we can return this card to you.
*Attach this form to the front of the mailpiece, or on the back if space does not permit.
*Write "Return Receipt Requested" on the mailpiece below the article number. *The Return Receipt will show to whom the article was delivered and the date delivered.
--------------------------------------------------------------------------------
I also wish to receive the following services (for an extra fee):

  1. / / Addressee's Address

  2. / / Restricted Delivery

Consult postmaster for fee.
--------------------------------------------------------------------------------
3. Article Addressed to:

Mr. Jason Duncan
Hewlett Packard Company
Direct Marketing Organization
19310 Pruneridge Ave. MS49AV25
Cupertino, CA 95014-0707
--------------------------------------------------------------------------------
4a. Article Number
 Z-126-857808
--------------------------------------------------------------------------------
4b. Service Type

/ / Registered                         /X/ Certified

/ / Express Mail                       / / Insured

/ / Return Receipt for Merchandise     / / COD
--------------------------------------------------------------------------------
5. Received By: (Print Name)

[SIG]
--------------------------------------------------------------------------------
6. Signature: (Addressee or Agent)

  X
--------------------------------------------------------------------------------
7. Date of Delivery

4-6
--------------------------------------------------------------------------------
8. Addressee's Address (Only if requested and fee is paid)

--------------------------------------------------------------------------------
PS Form 3811, December 1994             102595-97-B-0179 DOMESTIC RETURN RECEIPT
THANK YOU FOR USING RETURN RECEIPT SERVICE.








IS YOUR RETURN ADDRESS COMPLETED ON THE REVERSE SIDE?

--------------------------------------------------------------------------------
SENDER:
*Complete items 1 and/or 2 for additional services.
*Complete items 3, 4a, and 4b.
*Print your name and address on the reverse of this form so that we can return this card to you.
*Attach this form to the front of the mailpiece, or on the back if space does not permit.
*Write "Return Receipt Requested" on the mailpiece below the article number. *The Return Receipt will show to whom the article was delivered and the date delivered.
--------------------------------------------------------------------------------
I also wish to receive the following services (for an extra fee):

  1. / / Addressee's Address

  2. / / Restricted Delivery

Consult postmaster for fee.
--------------------------------------------------------------------------------
3. Article Addressed to:

Bill Turk
Hewlett Packard Co.
Direct Marketing Organization
19310 Pruneridge Ave. MS49AU25
Cupertino, CA 95014-0707
--------------------------------------------------------------------------------
4a. Article Number
 Z-126-805-707
--------------------------------------------------------------------------------
4b. Service Type

/ / Registered                         /X/ Certified

/ / Express Mail                       / / Insured

/ / Return Receipt for Merchandise     / / COD
--------------------------------------------------------------------------------
5. Received By: (Print Name)

DANA
--------------------------------------------------------------------------------
6. Signature: (Addressee or Agent)

  X
--------------------------------------------------------------------------------
7. Date of Delivery

4-6
--------------------------------------------------------------------------------
8. Addressee's Address (Only if requested and fee is paid)

--------------------------------------------------------------------------------
PS Form 3811, December 1994             102595-97-B-0179 DOMESTIC RETURN RECEIPT
THANK YOU FOR USING RETURN RECEIPT SERVICE.

IS YOUR RETURN ADDRESS COMPLETED ON THE REVERSE SIDE?

--------------------------------------------------------------------------------
SENDER:
*Complete items 1 and/or 2 for additional services.
*Complete items 3, 4a, and 4b.
*Print your name and address on the reverse of this form so that we can return this card to you.
*Attach this form to the front of the mailpiece, or on the back if space does not permit.
*Write "Return Receipt Requested" on the mailpiece below the article number. *The Return Receipt will show to whom the article was delivered and the date delivered.
--------------------------------------------------------------------------------
I also wish to receive the following services (for an extra fee):

  1. / / Addressee's Address

  2. / / Restricted Delivery

Consult postmaster for fee.
--------------------------------------------------------------------------------
3. Article Addressed to:

Mr. Bob Strevens
Hewlett Packard Co.
11575 Great Oaks Way
Suite 100
Alpharetta, GA 30020
--------------------------------------------------------------------------------
4a. Article Number
 Z-126-837-767
--------------------------------------------------------------------------------
4b. Service Type

/ / Registered                         /X/ Certified

/ / Express Mail                       / / Insured

/ / Return Receipt for Merchandise     / / COD
--------------------------------------------------------------------------------
5. Received By: (Print Name)


--------------------------------------------------------------------------------
6. Signature: (Addressee or Agent)

  X  [SIG]
--------------------------------------------------------------------------------
7. Date of Delivery

4-4
--------------------------------------------------------------------------------
8. Addressee's Address (Only if requested and fee is paid)

--------------------------------------------------------------------------------
PS Form 3811, December 1994             102595-97-B-0179 DOMESTIC RETURN RECEIPT
THANK YOU FOR USING RETURN RECEIPT SERVICE.

********************************************************************************


IS YOUR RETURN ADDRESS COMPLETED ON THE REVERSE SIDE?

--------------------------------------------------------------------------------
SENDER:
*Complete items 1 and/or 2 for additional services.
*Complete items 3, 4a, and 4b.
*Print your name and address on the reverse of this form so that we can return this card to you.
*Attach this form to the front of the mailpiece, or on the back if space does not permit.
*Write "Return Receipt Requested" on the mailpiece below the article number. *The Return Receipt will show to whom the article was delivered and the date delivered.
--------------------------------------------------------------------------------
I also wish to receive the following services (for an extra fee):

  1. / / Addressee's Address

  2. / / Restricted Delivery

Consult postmaster for fee.
--------------------------------------------------------------------------------
3. Article Addressed to:

Ms. Teresa Streit
Hewlett Packard Co.
Direct Marketing Org.
19310 Pruneridge Ave. MS 49AU25
Cupertino, CA 95014-0707
--------------------------------------------------------------------------------
4a. Article Number
 Z-126-837-864
--------------------------------------------------------------------------------
4b. Service Type

/ / Registered                         /X/ Certified

/ / Express Mail                       / / Insured

/ / Return Receipt for Merchandise     / / COD
--------------------------------------------------------------------------------
5. Received By: (Print Name)

DANA
--------------------------------------------------------------------------------
6. Signature: (Addressee or Agent)

  X
--------------------------------------------------------------------------------
7. Date of Delivery

4-3
--------------------------------------------------------------------------------
8. Addressee's Address (Only if requested and fee is paid)

--------------------------------------------------------------------------------
PS Form 3811, December 1994             102595-97-B-0179 DOMESTIC RETURN RECEIPT
THANK YOU FOR USING RETURN RECEIPT SERVICE.

********************************************************************************


IS YOUR RETURN ADDRESS COMPLETED ON THE REVERSE SIDE?

--------------------------------------------------------------------------------
SENDER:
*Complete items 1 and/or 2 for additional services.
*Complete items 3, 4a, and 4b.
*Print your name and address on the reverse of this form so that we can return this card to you.
*Attach this form to the front of the mailpiece, or on the back if space does not permit.
*Write "Return Receipt Requested" on the mailpiece below the article number. *The Return Receipt will show to whom the article was delivered and the date delivered.
--------------------------------------------------------------------------------
I also wish to receive the following services (for an extra fee):

  1. / / Addressee's Address

  2. / / Restricted Delivery

Consult postmaster for fee.
--------------------------------------------------------------------------------
3. Article Addressed to:

Mr. Michael DiTore
Hewlett Packard Co.
Enterprise Accts. Organization
19111 Pruneridge Ave. MS 46L5
Cupertino, CA 95014
--------------------------------------------------------------------------------
4a. Article Number
 Z-126-837-801
--------------------------------------------------------------------------------
4b. Service Type

/ / Registered                         /X/ Certified

/ / Express Mail                       / / Insured

/ / Return Receipt for Merchandise     / / COD
--------------------------------------------------------------------------------
5. Received By: (Print Name)


--------------------------------------------------------------------------------
6. Signature: (Addressee or Agent)

  X  [SIG]
--------------------------------------------------------------------------------
7. Date of Delivery

4-3
--------------------------------------------------------------------------------
8. Addressee's Address (Only if requested and fee is paid)

--------------------------------------------------------------------------------
PS Form 3811, December 1994             102595-97-B-0179 DOMESTIC RETURN RECEIPT
THANK YOU FOR USING RETURN RECEIPT SERVICE.

********************************************************************************


IS YOUR RETURN ADDRESS COMPLETED ON THE REVERSE SIDE?

--------------------------------------------------------------------------------
SENDER:
*Complete items 1 and/or 2 for additional services.
*Complete items 3, 4a, and 4b.
*Print your name and address on the reverse of this form so that we can return this card to you.
*Attach this form to the front of the mailpiece, or on the back if space does not permit.
*Write "Return Receipt Requested" on the mailpiece below the article number. *The Return Receipt will show to whom the article was delivered and the date delivered.
--------------------------------------------------------------------------------
I also wish to receive the following services (for an extra fee):

  1. / / Addressee's Address

  2. / / Restricted Delivery

Consult postmaster for fee.
--------------------------------------------------------------------------------
3. Article Addressed to:

Ms. Aurora Custodia
Hewlett Packard Co.
Software Provider Program
19111 Pruneridge Ave. MS 44L14
Cupertino, CA 95014-0795
--------------------------------------------------------------------------------
4a. Article Number
 Z-126-837-863
--------------------------------------------------------------------------------
4b. Service Type

/ / Registered                         /X/ Certified

/ / Express Mail                       / / Insured

/ / Return Receipt for Merchandise     / / COD
--------------------------------------------------------------------------------
5. Received By: (Print Name)


--------------------------------------------------------------------------------
6. Signature: (Addressee or Agent)

  X  [SIG]
--------------------------------------------------------------------------------
7. Date of Delivery

4-3
--------------------------------------------------------------------------------
8. Addressee's Address (Only if requested and fee is paid)

--------------------------------------------------------------------------------
PS Form 3811, December 1994             102595-97-B-0179 DOMESTIC RETURN RECEIPT
THANK YOU FOR USING RETURN RECEIPT SERVICE.

                                 SCHEDULE 5.E.
                                 ------------

                              Contracts Financials
                              --------------------

                      HP & 3COM CONTRACTS TO BE SOLD TO GE
                               MONTHLY FINANCIALS

                                                  Revenue                         Direct


Project           Headcount    Method        Volume      Rate      Total        Expenses      Service Ln     Facility
-------           ---------    ------        ------      ----      -----        --------      ----------     --------
------------------------------------------------------------------------------------------------------------------------
                           Per Call/Per
3Com - Presales     10     Message           1260       $3.25    $ 40,050       $ 21,057        1023.75    $ 4,511
------------------------------------------------------------------------------------------------------------------------
                           Per Call          1540       $3.25    $ 50,050
                           Per Message        100       $3.00    $    300

------------------------------------------------------------------------------------------------------------------------
3Com - Level 1      70     Per Call/Tech      735       $8.00    $308,700       $174,647        7717.5     $31,579
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
3Com - Level 2      12     Per Call/Tech      420      $13.25    $ 56,740       $ 37,611        1999.5     $ 5,414
------------------------------------------------------------------------------------------------------------------------
                           Per Call          9900      $13.25

------------------------------------------------------------------------------------------------------------------------
3Com - Online       16     Per email/tech     800       $5.50    $ 70,400       $ 41,839         1760      $ 7,218
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
3Com - Megahertz    25     Per Tech/Day       420      $13.25    $139,128       $ 77,382     3478.125      $11,278
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Total 3Com         133                                           $525,955       $362,537    $  15,448      $80,000
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
HP CSO              14     Per Tech/day                          $ 86,765       $ 36,613     2144.625      $ 4,741
------------------------------------------------------------------------------------------------------------------------
     Regular         0     Per Tech/day        21     $280.00    $ 82,820
   Technology              Per Kaske                             $  3,465
------------------------------------------------------------------------------------------------------------------------

                           Per Minute/Per
HP DMO              40     Tech (Saturday)                       $184,061       $ 92,458   3951.51563      $13,546
------------------------------------------------------------------------------------------------------------------------
                           Under 2000        2000       $0.83    $130,725
                           2000 - 2500       2350       $0.61    $140,801
                           2500 - 2750       2750       $0.80    $173,250
                     4     Per Tech             4     $260.00    $  4,160

------------------------------------------------------------------------------------------------------------------------
HP CPFP              2     Per Tech/Day        21     $280.00    $ 17,640       $  9,450          441      $ 1,016
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
HP SBW               2     Per Tech/Day        21     $295.00    $ 12,330       $  6,699       309.75      $   677
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
HP Field Sales       0     Per Seat/Day        21       $0.50    $  3,024       $      -         75.6      $     -
------------------------------------------------------------------------------------------------------------------------

                   -----------------------------------------------------------------------------------------------------
HP Totals           59                                           $272,800       $145,221  $     6,872      $18,880
========================================================================================================================

Total HP and 3Com                                                $691,855       $497,758  $    22,471      $79,950
========================================================================================================================

                    Allocated Costs
                                             Indirect %                       SG&A 8% of
                                             ----------                       ----------                     Earnings
Project             Technology     Total       of Rev      Sub-Total Cost        Cost       Total Cost      Before Tax     EBT %
-------             ----------     -----       ------      --------------        -----      ----------      ----------     -----
-----------------------------------------------------------------------------------------------------------------------------------

3Com - Presales     $ 1,638     $  7,173       17.52%         $ 28,230         $ 2,254       $ 30,466        $ 10,462      25.55%
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
3Com - Level 1      $12,348     $ 51,644       16.73%         $225,292         $18,100       $244,395        $ 64,305      20.88%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
3Com - Level 2      $ 2,671     $  9,754       14.61%         $ 47,365         $ 3,781       $ 51,154        $ 15,526      23.40%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
3Com - Online       $ 2,616     $ 11,794       18.75%         $ 53,433         $ 4,291       $ 57,924        $ 12,476      17.72%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
3Com - Megahertz    $ 5,565     $ 20,371       14.61%         $ 97,703         $ 7,816       $105,520        $ 33,605      24.15%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Total 3Com          $25,038     $100,687       16.08%         $453,224         $38,250       $402,002        $136,473      21.80%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
HP CSO              $ 2,427     $  9,313       10.86%         $ 45,925         $ 3,674       $ 49,600        $ 36,105      42.18%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


HP DMO              $ 6,936     $ 24,333       15.79%         $116,792         $ 9,343       $128,135        $ 27,925      18.13%
------------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
HP CPFP             $   620     $  1,977       11.21%         $ 11,427         $   914       $ 12,341        $  5,299      30.04%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
HP SBW              $   347     $  1,334       10.77%         $  8,023         $   643       $  6,575        $  3,716      29.96%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
HP Field Sales      $     -     $     76        2.50%         $     76         $     6       $     82        $  2,942      97.30%
------------------------------------------------------------------------------------------------------------------------------------

                   -----------------------------------------------------------------------------------------------------------------
HP Totals           $10,830     $ 57,032       51.12%         $182,253         $14,580       $196,834        $ 76,046      27.87%
====================================================================================================================================
                                                                                                                           ---------
Total HP and 3Com   $35,258     $137,720       $    1         $635,477         $50,838       $686,315        $212,539      23.05%
====================================================================================================================================
                                                                                             Tax             $ 85,016
                                                                                             Net Income      $127,524

                                 SCHEDULE 5.F.
                                 -------------

                        Encumbrances to Clear Ownership
                        -------------------------------

None.

                                 SCHEDULE 5.G.
                                 -------------

                                     Leases
                                     ------

Indenture of Lease between Stonegate Properties, Inc. and National TechTeam, Inc. dated November 26, 1996, beginning March 1, 1997, and ending February 28, 2000 (and the Addendum thereto).

     THIS INDENTURE, made November 25, 1996, Witness:

                           STONEGATE PROPERTIES INC.                    , Lessor
------------------------------------------------------------------------
hereby leases into

                           NATIONAL TECH TEAM, INC.                     , Lessee
------------------------------------------------------------------------
and the Lessee lets the PREMISES, known as

                 NORTHWEST TECH CENTRE                Suite #1543,1550,1555
                  2401 W. HASSELL ROAD                      ---------------
             HOFFMAN ESTATES, ILLINOIS 60195                 13,195  S.F.

Cook, Illinois, for the term of: Three (3) years

commencing March 1, 1997, and ending February 28, 2000, unless sooner terminated as provided herein, to be occupied and used by the Lessee for office space

In consideration thereof, the Parties Covenant and Agree: 1. Rent, Lessee shall pay to Lessor, coin or currency which, at the time or times of payment is legal tender for public and private debts in the United States of America at:

        2500 W. Higgins Road, Suite 400, Hoffman Estates, Illinois 60195

or elsewhere as designated from time to time by Lessor's notice, (a) the sum of: Five hundred fifty eight thousand one hundred eighty two & 98/100 dollars ($558,182.98) in installments as follows:

Twelve (12) equal monthly installments of Fifteen thousand eighty six & 82/100 dollars (15,086.28) each followed by

Twelve (12) equal monthly installments of Fifteen thousand five hundred & 94/100 dollars (15,500.94) each followed by

Twelve (12) equal monthly installments of fifteen thousand nine hundred twenty eight & 03/100 dollars each.

payable one each in advance promptly, on the first day of every calendar month of the term and at the current rate for fractions of a month if the term shall be terminated on any day other than the last day of any month, (b) all other sums payable hereunder within ten days after Lessor renders statements of account therefor, and (c) interest at 2% per week from the date of each obligation until paid; all of which sums and the interest thereon constitute Rent accruing hereunder. Interest shall only accrue commencing ten (10) days after Lessee's receipt of written notice to that effect from Lessor.

2. LESSOR'S TITLE: Lessor's title is and always shall be paramount to the title of Lessee; and nothing herein contained shall empower Lessee to do any act which can, shall or may encumber the title of Lessor.

3. CERTAIN RIGHTS RESERVED TO THE LESSOR: The Lessor reserves the following rights: (a) during the last ninety days of the term or any part thereof, if during or prior to that time the Lessee vacates the premises, to decorate, remodel, repair, alter or otherwise prepare the premises for reoccupancy; (b) during the 60 days prior to the termination of this Lease and upon at least 24 hours prior notice, to exhibit the premises to others and to display "For Rent" signs on the premises; (c) to take any and all measures, including inspections, repairs, alterations, additions, and improvements to the premises or to the Building, as may be necessary or desirable for the safety, protection or preservation of the premises or the Building or the Lessor's interest, or as may be necessary or desirable in the operation of the Building.

     The Lessor may after giving Lessee at least 24 hours prior notice, enter upon the premises and may exercise any and all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of the Lessee's possession and without being liable in any manner to the Lessee.

4. WAIVER OF CLAIMS: To the extent permitted by law, the Lessee releases the Lessor and the Lessor's agents and servants from and waives all claims for damage to person or property sustained by the Lessee or any occupant of the Building or premises resulting from the Building or premises or any part of either or any equipment or appurtenance becoming out of repair, or resulting from any accident in or about the Building, or resulting directly or indirectly from any act or neglect of any tenant or occupant of the Building or of any other person, including the Lessor's agents and servants. This Section 4 shall apply especially, but not exclusively, to broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of the Lessee or of other tenants, occupants or servants in the Building or of any other person, and whether such damage be caused or result from any thing or circumstances above mentioned or referred to, or any other circumstances whether of a like nature or of a wholly different nature. If any such damage, whether to the demised premises or to the Building or any part thereof, or whether to the Lessor or to other tenants in the Building, result from any act or neglect of the Lessee, the Lessor may, at the Lessor's option repair such damage and the Lessee shall, upon demand by the Lessor, reimburse the Lessor forthwith for the total cost of such repairs. Any other provision of this Lease notwithstanding, Lessee does not waive its claims against Lessor, if said claims arise out of Lessor's breach of or failure to perform an obligation under this Lease.

The Lessee shall not be liable for any damages caused by its act or neglect if the Lessor or a tenant has recovered the full amount of the damages from insurance and the insurance company has waived in writing its right of subrogation against the Lessee. All property belonging to the Lessee or any occupant of the premises that is in the Building or the premises shall be there at the risk of the Lessee or other person only and the Lessor shall not be liable for damage thereto or theft or misappropriation thereof.

5. HOLDING OVER: If the Lessee retains possession of the premises or any part thereof after the termination of the term by lapse of time or otherwise, and provide that not less than 30 days have expired from Lessee's receipt of written notice from the provision of paragraph 5 will be enforced, then the Lessee shall pay the Lessor rent at double the rate specified in Section 1 for the time the Lessee remains in possession, and in addition thereto, shall pay the Lessor all damages sustained by reason of the Lessee's retention of possession. If the Lessee remains in possession of the premises or any part thereof, after the termination of the term by lapse of time or otherwise, such holding over shall, at the election of the Lessor expressed in a written notice to the Lessee and not otherwise, constitute a renewal of this lease for one year [the same as stated in paragraph 1] at a rental rate equal to ten percent (10%) over the current rental rate per year. The provisions of this Section do not waive the Lessor's rights of reentry or any other right hereunder.

6. ASSIGNMENT AND SUBLETTING: Lessee shall not (a) assign or convey this lease or any interest under it; (b) allow any transfer hereof or any lien upon Lessee's interest by operation of law; (c) sublet the premises or any part thereof, or (d) permit the use or occupancy of the premises or any part thereof by any one other than Lessee, except that the Lessee may sublease after obtaining the approval of the Lessor in writing, which approval shall not be unreasonably withheld. Lessor acknowledges that a portion of Lessor's business includes providing certain customers on a fee basis with space and equipment so that said customer can carry on a portion of their respective business operations. Any other provisions of this Lease notwithstanding, including the provisions regarding Lessee's obligation relating to the assignment or subleasing of all or a portion of the premises. Lessor agrees such use of the premised is permitted without Lessor's further consent.

7. CONDITION OF PREMISES: Lessee's taking possession shall be conclusive evidence as against Lessee that the premises were in good order and satisfactory condition when Lessee took possession. No promise of Lessor to alter, remodel or improve the premises of the Building and no representation respecting the condition of the premises or the Building have been made by Lessor to Lessee, unless the same is contained herein or made a part thereof. At the termination of this Lease by lapse of time or otherwise, Lessee shall return the premises

     (a) If any voluntary or involuntary petition or similar pleading under any section or sections of any of any bankruptcy act shall be filed by or against the Lessee, or any voluntary proceedings in any court or tribunal shall be instituted to declare the Lessee insolvent or unable to pay the Lessee's debts, and in the case of an involuntary petition or proceeding, the petition or proceeding is not dismissed within twenty days from the date it is filed, the Lessor may elect, but is not required, and with or without notice of such election, and, with or without entry or other action by the Lessor, to forthwith terminate this lease, and, notwithstanding any other provision of this lease, the Lessor shall forthwith upon such termination be entitled to recover damages in an amount equal to the then present value of the rent specified in Section 1 of this lease for the residue of the stated term hereof, less the fair rental value of the premises for the residue of the stated term.

     (b) If the Lessee defaults in the payment of rent, and the Lessee does not cure the default within ten days after demand for payment of such rent, or if the Lessee defaults in the prompt and full performance of any other provision of this lease, and the Lessee does not cure the default within ten days (forthwith if the default involves a hazardous condition) after written demand by the Lessor that the default be cured unless the default involves a hazardous condition which shall be cured forthwith upon the Lessor's demand, or if the leasehold interest of the Lessee be levied upon under execution or be attached by process of law, which is not released within 30 days or if the Lessee makes an assignment for the benefit of creditors, which is not released within 30 days or if a receiver be appointed for any property of the Lessee, which is not released within 30 days or if the Lessee abandons the premises, then and in any such event the Lessor may, if the Lessor so elects but not otherwise, and with or without notice of such election and with or without demand whatsoever, either forthwith terminate this lease and the Lessee's right to possession of the premises or, without terminating this lease, forthwith terminate the Lessee's right to possession of the premises.

     (c) Upon any termination of this lease, whether by lapse of time or otherwise, or upon any termination of the Lessee's right to possession with termination of the lease, the Lessee shall surrender possession and vacate premises immediately, and deliver possession thereof to the Lessor, and hereby grants to the Lessor full and free license to enter into and upon the premises in such event with or without process of law and to repossess the Lessee of the premises as of the Lessor's former estate and to expel or remove the Lessee and any other who may be occupying or within the premises and to remove any and all property therefrom, using such forces as may be necessary without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing the Lessor's rights to rent or any other right given to the Lessor hereunder or by operation of Law.

     (d) if Lessee abandons the premises or otherwise entitles Lessor so to elect, and Lessor elects, to terminate Lessee's right to possession only, without terminating the lease, Lessor may at Lessor's option enter into the premises, remove Lessee's signs and other evidences of tenancy, and take and hold possession thereof as in Paragraph (c) of this Section provided, without such entry and possession terminating the lease or releasing Lessee, in whole or in part, from Lessee's obligation to pay the rent hereunder for the full term, and in any such case Lessee shall pay forthwith to Lessor a sum equal to the entire amount of the rent reserved under provision (a) of Section 1 of this lease for the residue of the stated term plus any other sums then due hereunder. Upon and after entry into possession without termination of the lease, Lessor may, but need not, relet the premises or any part thereof for the account of Lessee to any person, firm or corporation other than Lessee for such rent, for such time and upon such terms as Lessor in Lessor's sole discretion shall determine; and Lessor shall not be required to accept any tenant offered by Lessee or to observe any instructions given by Lessee about such reletting. In any case, Lessor may make repairs, alterations and additions in or to the premises, and to redecorate the same to the extent deemed by Lessor necessary or desirable, and Lessee shall, upon demand pay the cost thereof together with Lessor's expenses of the reletting. If the consideration collected by Lessor upon any such reletting for Lessee's account is not sufficient to pay monthly the full amount of the rent reserved in this lease, together with the cost of repairs, alterations, additions, redecorating and Lessor's expenses. Lessee shall pay to Lessor the amount of each monthly deficiency upon demand; and if the consideration so collected from any such reletting is more than sufficient to pay the full amount of the rent reserved herein, together with the costs and expenses of Lessor. Lessor at the end of the stated term of the lease, shall account for the surplus of Lessee.

     (e) Any and all property which may be removed from the premises by the Lessor pursuant to the authority of the Lease or of law, to which the Lessee is or may be entitled, may be handled, removed or stored by the Lessor at the risk, cost and expense of the Lessee and the Lessor shall in no event be responsible for the value, preservation or safekeeping thereof. The Lessee shall pay to the Lessor, upon demand any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Lessor's possession or under Lessor's control. Any such property of the Lessee not removed from the premises or retaken from storage by the Lessee within thirty days after the end of the term, however, terminated, shall be presumed to have been conveyed by the Lessee to the Lessor under this lease as bill of sale without further payment by the Lessor to the Lessee.

     (f) Lessee shall pay upon demand all Lessor's costs, charges and expenses, including the fees of counsel, agents and others retained by Lessor, incurred in enforcing Lessee's obligations hereunder or incurred by Lessor in any litigation, negotiation or transaction in which Lessee causes Lessor, without Lessor's fault, to become involved or concerned.

15. NOTICES: In every instance where it shall be necessary or desirable for the Lessor to serve any notice or demand upon the Lessee, it shall be sufficient (a) to deliver or cause to be delivered to the Lessee a written or printed copy thereof, or (b) to send a written or printed copy thereof by United States certified or registered mail, postage prepaid, addressed to the Lessee at the demised premises, in which event the notice or demand shall be deemed to have been served at the time the copy is posted, or (c) to leave written or printed copy thereof with some person above the age of ten years in possession of the demised premises or to affix the same upon any door leading into the demised premises, in which event the notice or demand shall be deemed to have been served at the time the copy is so left or affixed. All notices or demands shall be signed by or on behalf of the Lessor. Notices to be served upon Lessor by Lessee shall be in writing, sent by Registered Mail. Return Receipt Requested, through the U.S. Mail in an envelope properly stamped, sealed to Lessor, c/o 2500 W. Higgins Road. Suite 400, Hoffman Estates, Illinois 60195, or other name or address which Lessor may in writing from time to time notify Lessee.

16. MISCELLANEOUS: (a) No receipt of money by Lessor from Lessee after the termination of this lease or after the commencement of any suit or after final judgement for possession of the premises shall reinstate, continue or extend the term of this lease or affect any such notice, demand or suit.

     (b) No Waiver or any default of Lessee hereunder shall be implied from any omission by Lessor to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent herein stated. The invalidity or unenforceability of any provision of this lease shall not affect or impair any other provision.

     (c) In the absence of fraud, no person, firm or corporation, or the heirs, legal representatives, successors and assigns, respectively, thereof, executing this issue as agent, trustee, or in any other representative capacity shall ever be deemed to be held individually liable hereunder for any reason or cause whatsoever.

     (d) The words "Lessor" and "Lessee" wherever in this lease shall be construed to mean Lessors and Lessees in all cases where there is more than one Lessor or Lessee, and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

     (c) Provisions inserted herein or affixed hereto shall not be valid unless appearing in the duplicate original hereof held by Lessor, in the event of variation or discrepancy, Lessor's duplicate shall control.

     (f) Each provision hereof shall extend to and shall, as the case may require, bind and insure to the benefit of Lessor and Lessee and their respective heirs, legal representatives and successors, and assigns in the event this has been assigned with the express written consent of Lessor.

     (g) Submission of this instrument for examination does not constitute a reservation of or option for the premises. The instrument becomes effective as a lease upon execution and delivery by both Lessor and Lessee.

     (h) Provisions typed on the back of this lease signed by Lessor and Lessee and all riders attached to this lease and signed by Lessor and may or shall as the case may be, remove any floor covering laid by Lessee, provided (a) Lessee also removes all nails, tacks, paper, glue, bases and other vestiges of the floor covering and restores the floor surface to the condition existing before such floor covering was laid, or (b) Lessee pays to Lessor, upon request, the cost of restoring the floor surface to such condition. If Lessee does not remove Lessee's floor coverings, Venetian blinds, and other like equipment from the premises prior to the end of the term, Lessee shall be conclusively presumed to have abandoned the same and title thereto shall thereby pass to Lessor without payment or credit by Lessor to Lessee.
8. ALTERATIONS: as consented to by Lessor shall be permitted to remain with premises without removal at end if Lease terms. Lessee shall not make any alterations in or additions to the premises without the Lessor's advance written consent in each and every instance. The Lessor's decision to refuse such consent shall be conclusive, but not unreasonably withheld. If Lessor consents to such alterations or additions before commencement of the work or delivery of any materials on the premises or into the Building, Lessee shall furnish Lessor with plans and specifications, names and addresses of contractors, copies of contracts, necessary permits and indemnification in form and amount satisfactory to Lessor and waivers of lien against any and all claim, costs, damages, liabilities, and expenses which may arise in connection with the alterations or additions. Whether Lessee furnishes Lessor the foregoing or not, Lessee hereby agrees to hold Lessor harmless from and all liabilities of every kind and description which may arise of or to be connected in any way with said alterations or additions. Before commencing any work in connection with alterations or additions, Lessee shall furnish Lessor with certificates of insurance from all contractors performing labor or furnishing materials insuring Lessor against any and all liabilities which may arise of or be connected in any way with said additions or alterations. Lessor's decision to refuse to consent to Lessee's making alterations in or additions to the premises shall be conclusive, but not unreasonably withheld. Upon completing any alterations or additions, Lessee shall furnish Lessor with contractor's affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used. All alterations and additions shall comply with all insurance requirements and with all ordinances and regulations. All alterations and additions shall be constructed in good and workmanlike manner and only good grades of materials shall be used. Lessee shall permit Lessor to inspect construction operations in connection with alterations and additions if Lessor requests to do so, but not unreasonably delay or alter acceptable methods or materials per trade. All additions, hardware, non-trade fixtures and all improvements, temporary, or permanent, in or upon the premises, whether placed there by Lessee or Lessor, shall, unless Lessor requests their removal, become Lessor's property and shall remain upon the premises at the termination of this lease. If Lessee does not remove Lessee's furniture, machinery, trade fixtures and all other forms of personal property of every kind or description from the premises within 10 days from final occupancy date and Lessee's receipt of written notice from Lessor of its intent to exercise its rights under this paragraph, whichever last occurs, however ended, Lessee shall be conclusively presumed to have conveyed the same to Lessor under this lease as a bill of sale without further payment or credit by Lessor or Lessee.


9. USE OF PREMISES: (a) The Lessee shall occupy and use the premises during the term for the purpose above specified and none other. (b) Unless specifically provided herein and then only upon strict compliance with such provisions, Lessee shall not manufacture, distribute, store, sell or give away any alcoholic liquor, as defined in the Illinois Liquor Control Act approved January 31, 1934 as amended, or any other statute of the State of Illinois or ordinance of any other municipal authority having jurisdiction over the subject premises regulating the manufacture, distribution, storage, selling or giving away of alcoholic liquor. (c) The Lessee will not make or permit to be made any use of the premises which, directly or indirectly is forbidden by public law, ordinance or governmental regulation or which may be dangerous to life, limb or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operations. (d) Lessee shall not display, install, inscribe, paint or affix any sign, picture, advertisement notice inside or outside the premises of the Building except in such place or places and of such color, size, design, style and material which shall have advance written approval by Lessor, and, upon expiration of the term, with the lapse of time or otherwise, Lessee shall remove all such signs, pictures, advertisements and notices.

At the request of Lessor, Lessee shall remove any and all signs, pictures, advertisements and notices which Lessor shall consider objectionable or injurious to the Building or premises, Lessor hereby agrees to install at Lessor's expense, a sign bearing the name of his firm, made of plastic letters or similar material, on the glass of the door, or on the glass panel above the entryway in a manner satisfactory to Lessor. Lessee further agrees that upon the termination of this lease he will remove this sign and restore the glass to its former condition. (e) The Lessee shall not advertise the business, profession or activities of the Lessee conducted in the Building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities, and shall not use the name of the Building for any purpose other than that of business address of the Lessee. (f) The Lessee shall not obstruct, or use for storage, or for any purpose other than ingress and egress, the sidewalks, entrances, passages, or courts of the Building. (g) No dog or other animal or bird shall be brought or permitted to be in the Building or any part thereof. (h) The Lessee shall not make or permit any noise or odor that is objectionable to other occupants of the Building to emanate from the premises, and shall not create or maintain a nuisance thereon, and shall not distribute, solicit, or canvass any occupant of the Building, and shall not do any act tending to injure the reputation of the Building. (i) Lessee shall keep the inside of all windows of the premises clean. (j) The Lessee shall not place or permit to be placed any article of any kind on the window ledges or on the exterior walls, and shall not throw or permit to be thrown or dropped any article from any window of the Building. (k) Lessee shall maintain temperature in the premises high enough to prevent the freezing of water in plumbing fixtures and all other damages caused by low temperature, including both damage to Lessor and to any other tenant of the Building.

10. REPAIRS: Lessee shall, at Lessee's own expense, keep the premises in good order, condition and repair during the term, including the replacement of all broken glass, no matter how the same may be broken, with glass of the same size and quality with signs thereon, under the supervision and with the approval of Lessor. If Lessee does not make repairs promptly and adequately, Lessor may, but need not, make repairs and Lessee shall upon Lessor's demand, pay the cost thereof. At any time or times, Lessor either voluntarily or pursuant to governmental requirement, may at the Lessor's own expense, make repairs, alterations or improvements in or to the Building or any part thereof, including the premises, and, during operations may close entrances, doors, all without any liability to Lessee by reason of interference, inconvenience or annoyance. Lessor shall not be liable to Lessee for any expense, injury, loss or damage resulting from work done in or upon, or the use of, any adjacent or nearby building, land, street or alley. The Lessee shall pay the Lessor for overtime and for any other expense incurred in event repairs, alterations, decorating or other work in the premises are not made during ordinary business hours at the Lessee's request. Lessee shall comply with the requirements and recommendations of Fire Department and Building Department.

11. INSURANCE: Lessee shall not permit any use of the premises which may increase the premium cost of or future policy of insurance carried on the Building or covering its operation or carried on the premises or any part or appurtenance thereof or which may increase the premium cost of or invalidate any present or future policy of insurance carried by any other tenant of the Building. Lessee agrees to comply with any and all recommendations of any insurance company or companies concerning the changes in Lessee's use of the premises which will avoid invalidating or increasing the premium cost of any policy of insurance written by such company or companies. If the installation of equipment or devices for health or safety is required to avoid invalidating or increasing the premium cost of any policy of insurance, Lessor may install the same in the premises or elsewhere and Lessee shall pay the cost thereof to Lessor upon demand. Lessee shall, upon demand, pay to Lessor or to any tenant of the Building as the case may be, the increased premium cost of any policy of insurance and any all other damages resulting from Lessee's act or neglect in violation of this section.

The Lessee will not make or permit to be made any use of the premises which, directly or indirectly, is forbidden by public law, ordinance or governmental regulation or which may be dangerous to life, limb or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operations.

12. PRIOR OCCUPANCY: If Lessee shall occupy the premises prior to the term of this lease with Lessor's consent, all the provisions of this lease shall be in full force and effect as soon as Lessee occupies the premises.

     Rent for any period prior to the beginning of the term of this lease shall be fixed by agreement between the Lessor and the Lessee

     (a) If any voluntary or involuntary petition or similar pleading under any section or sections of any of any bankruptcy act shall be filed by or against the Lessee, or any voluntary proceedings in any court or tribunal shall be instituted to declare the Lessee insolvent or unable to pay the Lessee's debts, and in the case of an involuntary petition or proceeding, the petition or proceeding is not dismissed within twenty days from the date it is filed, the Lessor may elect, but is not required, and with or without notice of such election, and, with or without entry or other action by the Lessor, to forthwith terminate this lease, and, notwithstanding any other provision of this lease, the Lessor shall forthwith upon such termination be entitled to recover damages in an amount equal to the then present value of the rent specified in Section 1 of this lease for the residue of the stated term hereof, less the fair rental value of the premises for the residue of the stated term.

     (b) If the Lessee defaults in the payment of rent, and the Lessee does not cure the default within ten days after demand for payment of such rent, or if the Lessee defaults in the prompt and full performance of any other provision of this lease, and the Lessee does not cure the default within ten days (forthwith if the default involves a hazardous condition) after written demand by the Lessor that the default be cured unless the default involves a hazardous condition which shall be cured forthwith upon the Lessor's demand, or if the leasehold interest of the Lessee be levied upon under execution or be attached by process of law, which is not released within 30 days or if the Lessee makes an assignment for the benefit of creditors, which is not released within 30 days or if a receiver be appointed for any property of the Lessee, which is not released within 30 days or if the Lessee abandons the premises, then and in any such event the Lessor may, if the Lessor so elects but not otherwise, and with or without notice of such election and with or without demand whatsoever, either forthwith terminate this lease and the Lessee's right to possession of the premises or, without terminating this lease, forthwith terminate the Lessee's right to possession of the premises.

     (c) Upon any termination of this lease, whether by lapse of time or otherwise, or upon any termination of the Lessee's right to possession with termination of the lease, the Lessee shall surrender possession and vacate premises immediately, and deliver possession thereof to the Lessor, and hereby grants to the Lessor full and free license to enter into and upon the premises in such event with or without process of law and to repossess the Lessee of the premises as of the Lessor's former estate and to expel or remove the Lessee and any other who may be occupying or within the premises and to remove any and all property therefrom, using such forces as may be necessary without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing the Lessor's rights to rent or any other right given to the Lessor hereunder or by operation of Law.

     (d) if Lessee abandons the premises or otherwise entitles Lessor so to elect, and Lessor elects, to terminate Lessee's right to possession only, without terminating the lease, Lessor may at Lessor's option enter into the premises, remove Lessee's signs and other evidences of tenancy, and take and hold possession thereof as in Paragraph (c) of this Section provided, without such entry and possession terminating the lease or releasing Lessee, in whole or in part, from Lessee's obligation to pay the rent hereunder for the full term, and in any such case Lessee shall pay forthwith to Lessor a sum equal to the entire amount of the rent reserved under provision (a) of Section 1 of this lease for the residue of the stated term plus any other sums then due hereunder. Upon and after entry into possession without termination of the lease, Lessor may, but need not, relet the premises or any part thereof for the account of Lessee to any person, firm or corporation other than Lessee for such rent, for such time and upon such terms as Lessor in Lessor's sole discretion shall determine; and Lessor shall not be required to accept any tenant offered by Lessee or to observe any instructions given by Lessee about such reletting. In any case, Lessor may make repairs, alterations and additions in or to the premises, and to redecorate the same to the extent deemed by Lessor necessary or desirable, and Lessee shall, upon demand pay the cost thereof together with Lessor's expenses of the reletting. If the consideration collected by Lessor upon any such reletting for Lessee's account is not sufficient to pay monthly the full amount of the rent reserved in this lease, together with the cost of repairs, alterations, additions, redecorating and Lessor's expenses. Lessee shall pay to Lessor the amount of each monthly deficiency upon demand; and if the consideration so collected from any such reletting is more than sufficient to pay the full amount of the rent reserved herein, together with the costs and expenses of Lessor. Lessor at the end of the stated term of the lease, shall account for the surplus of Lessee.

     (e) Any and all property which may be removed from the premises by the Lessor pursuant to the authority of the Lease or of law, to which the Lessee is or may be entitled, may be handled, removed or stored by the Lessor at the risk, cost and expense of the Lessee and the Lessor shall in no event be responsible for the value, preservation or safekeeping thereof. The Lessee shall pay to the Lessor, upon demand any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Lessor's possession or under Lessor's control. Any such property of the Lessee not removed from the premises or retaken from storage by the Lessee within thirty days after the end of the term, however, terminated, shall be presumed to have been conveyed by the Lessee to the Lessor under this lease as bill of sale without further payment by the Lessor to the Lessee.

     (f) Lessee shall pay upon demand all Lessor's costs, charges and expenses, including the fees of counsel, agents and others retained by Lessor, incurred in enforcing Lessee's obligations hereunder or incurred by Lessor in any litigation, negotiation or transaction in which Lessee causes Lessor, without Lessor's fault, to become involved or concerned.

15. NOTICES: In every instance where it shall be necessary or desirable for the Lessor to serve any notice or demand upon the Lessee, it shall be sufficient (a) to deliver or cause to be delivered to the Lessee a written or printed copy thereof, or (b) to send a written or printed copy thereof by United States certified or registered mail, postage prepaid, addressed to the Lessee at the demised premises, in which event the notice or demand shall be deemed to have been served at the time the copy is posted, or (c) to leave written or printed copy thereof with some person above the age of ten years in possession of the demised premises or to affix the same upon any door leading into the demised premises, in which event the notice or demand shall be deemed to have been served at the time the copy is so left or affixed. All notices or demands shall be signed by or on behalf of the Lessor. Notices to be served upon Lessor by Lessee shall be in writing, sent by Registered Mail. Return Receipt Requested, through the U.S. Mail in an envelope properly stamped, sealed to Lessor, c/o 2500 W. Higgins Road. Suite 400, Hoffman Estates, Illinois 60195, or other name or address which Lessor may in writing from time to time notify Lessee.

16. MISCELLANEOUS: (a) No receipt of money by Lessor from Lessee after the termination of this lease or after the commencement of any suit or after final judgement for possession of the premises shall reinstate, continue or extend the term of this lease or affect any such notice, demand or suit.

     (b) No Waiver or any default of Lessee hereunder shall be implied from any omission by Lessor to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent herein stated. The invalidity or unenforceability of any provision of this lease shall not affect or impair any other provision.

     (c) In the absence of fraud, no person, firm or corporation, or the heirs, legal representatives, successors and assigns, respectively, thereof, executing this issue as agent, trustee, or in any other representative capacity shall ever be deemed to be held individually liable hereunder for any reason or cause whatsoever.

     (d) The words "Lessor" and "Lessee" wherever in this lease shall be construed to mean Lessors and Lessees in all cases where there is more than one Lessor or Lessee, and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

     (c) Provisions inserted herein or affixed hereto shall not be valid unless appearing in the duplicate original hereof held by Lessor, in the event of variation or discrepancy, Lessor's duplicate shall control.

     (f) Each provision hereof shall extend to and shall, as the case may require, bind and insure to the benefit of Lessor and Lessee and their respective heirs, legal representatives and successors, and assigns in the event this has been assigned with the express written consent of Lessor.

     (g) Submission of this instrument for examination does not constitute a reservation of or option for the premises. The instrument becomes effective as a lease upon execution and delivery by both Lessor and Lessee.

     (h) Provisions typed on the back of this lease signed by Lessor and Lessee and all riders attached to this lease and signed by Lessor and

    The cost of such services, utilities, maintenance and repair shall be billed directly to Lessee by the company furnishing the same. Should Lessee fail to pay all or any part of any such billing Lessor may, at its sole option at anytime after the same becomes due and owing, pay said billing and the amount thereof shall be deemed so much additional rental due and owing with the next rental installment due hereunder or upon demand. In no event shall Lessor be liable to Lessee for any damage whatsoever by reason of any interruption of any services aforedescribed for whatsoever reason or cause, nor shall upon interruption by deemed and eviction or disturbance of Lessee's use and possession of the premises nor relieve Lessee from performance of any of its obligations under this lease.

18. Lessee, its employees, agents and invitees, shall have the non-exclusive right to use in common with Lessor, its agents, employees and invitees, the Lessees of other premises within the building, their agents, servants, employees and invitees, and all other persons authorized by Lessor or the agents of Lessor, any driveways or parking areas which from time to time may be upon the land upon which the Building is located and be so designed and made available for such use by Lessor. The use of such driveways and parking areas shall at all times conform with any and all rules and regulations relative thereto that Lessor may from time to time establish. Further nothing shall be done by Lessee, its employees, agents or invitees to obstruct to interfere with the use of said driveways, parking areas by other authorized persons or vehicles. Such co-extensive use by Lessee, its employees, agents and invitees shall automatically cease upon the termination of expiration of this lease or the Lessee's right to possession of the premises.

     Lessee agrees to indemnify and hold harmless Lessor, its agents, servants and employees, from and against claims for loss or damage of whatsoever nature and howsoever caused resulting from the use of said driveways and parking areas by Lessee, its employees, agents, licenses or invitees. Lessee expressly waives and releases Lessor, its employees, servants and agents from any and all liability for any loss, damage, injury or claim therefor of whatsoever kind of nature and howsoever caused, resulting or alleged to have resulted from the use of the aforesaid driveways or parking areas by any person or persons whose use thereof was authorized or unauthorized, or by reason of the condition, maintenance or state of repair of said driveways and parking areas from any failure or delay in keeping the same in good condition or repair.

19. Any and all references to the Building shall be deemed to also include the land upon any part of which the Building is situated, including but not limited to the driveways and parking areas thereon to which co-extensive use has been granted Lessee hereunder. The provision of Paragraph 10 hereof that Lessor shall not be liable to Lessee for any expense, injury, loss or damage resulting from work done in or upon, or the use of, any adjacent or nearby building, land, street or alley shall be equally applicable to work done in or upon the use of the Building or land aforedescribed or any part of either.

However, if the untenantability was a result of the negligence of Lessee, its servants, agents or employees, or of the operation of Lessee's business or its use of the premises, then Lessee shall not have the right of termination aforeprovided.

     If the lease is terminated as above provided, rental shall be prorated on a per diem basis to the effective date of the termination. In no event shall any such termination relieve a party of any liability theretofore accrued or which by the terms of this lease, shall continue after termination. If the said Lease is not terminated within the time and in the manner aforedescribed, the repairs and restoration shall be completed as soon as is reasonably possible thereafter.

20. EMINENT DOMAIN: If any part of the Building or the land upon which the Building stands shall be taken or condemned by any competent authority for any public use or purpose. If such part of the Building or land so taken or condemned includes all of the premises, the term of this lease shall end upon and not before the date when possession of the part so taken shall be required for such use or purpose, and without apportionment of the award. Current rent shall be apportioned as of the date of such termination.

     If any condemnation proceeding shall be instituted in which it is sought to take or damage any part of the Building or the land on which the Building stands, Lessor shall have the right to cancel this lease upon not less than ninety (90) days notice prior to the date of cancellation designated in the notice. No money or other consideration, other than the consideration provided by this lease shall be payable by Lessor to Lessee for any election to cancel as provided in this paragraph and Lessee shall have no right to share in the condemnation award whether or not Lessor elects to exercise any right to cancel said lease as aforedescribed or whether or not said lease is so canceled and terminated. Nothing contained herein shall preclude Lessee from seeking an award from the condemning authority for loss of its business, the value of any trade fixtures or personal property of Lessee in the Building or moving expenses.

21. Lessee covenants and agrees that it will protect, save and keep Lessor forever harmless and indemnified against and from any penalty, damage, or charges imposed for any violation of any laws or ordinances, whether occasioned by Lessee's neglect or those holding under Lessee, and the Lessee will at all times protect, indemnify, save and keep harmless Lessor against and from any and all claims, loss, cost, damage, or expense arising out of or from any accident or other occurrence on or about the demised premises or out of or from the use of any of the driveways or parking areas by Lessee, its agents, servants or invitees, or which are claimed to be directly or indirectly the result of all or any part of the premises or structure thereon, or appurtenances or equipment thereof, or by reason of the condition, maintenance, use or operation of any of the foregoing, or the conduct of any business in or upon said Premises, causing injury to any person whomsoever, including but not limited to agents and employees of the Lessee or to any property whatsoever, including but not limited to any loss, cost, damage or expense arising out of the loss of use of any property, real or personal. Lessee further covenants and agrees that it will protect, indemnify, save and keep harmless the Lessor against and from any and all claims against and from any loss, cost, damage or expense arising out of any failure of Lessee in any respect to comply with and perform all of the requirements and provisions thereof.

22. The rights and interest of Lessee under this lease shall be subject and subordinate to any mortgage or trust deed that may be placed upon the Leased Premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof, if the mortgagee or trustee named in the rights and interest of Lessee under this lease to the lien of its mortgage or deed of trust and shall agree to recognize this Lease of Lessee in the event of foreclosure if Lessee is not in default. Any mortgagee or trustee may elect to give the rights and interest of Lessee under this lease priority over the lien of its mortgage or deed of trust. In the event of either such election and upon notification by such mortgagee or trustee to Lessee to that effect the rights and interest of Lessee under this lease shall be deemed to be subordinated to, or to have priority over, as the case may be, the lien of said mortgage or trust deed, whether this lease is dated prior to or subsequent to the date of said mortgage or trust deed. Lessee shall execute and deliver whatever instruments may be required for such purposes, and in the event Lessee fails to do so within ten (10) days after demand in writing, Lessee does hereby make, constitute and irrevocably appoint Lessor as its attorney in fact and in its name, place, and stead so to do.

23. If any mortgagee or committed financier of Lessor should require, as a condition precedent to the closing of any loan or the disbursal of any money under the loan, that this Lease be amended or supplemented in any manner. Lessor shall give written notice thereto to Lessee, which notice shall be accompanied by a Lease Supplement agreement embodying such amendments and supplements. Lessee shall, within thirty (30) days after the effective date of Lessor's notice, either consent to such amendments and supplements (which consent shall not be reasonably withheld) and execute the tendered Lease Supplement Agreement, or deliver to Lessor a written statement of its reason or reasons for refusing to so consent and execute. Failure of Lessee to respond within said (30) day period shall be a default under this lease without further notice. If Lessor and Lessee are then unable to agree on a Lease Supplement Agreement satisfactory to each of them, and to the lender within thirty (30) days after delivery of Lessee's written statement, Lessor shall have the right to terminate this lease within sixty (60) days after the end of the said thirty (30) day period but only if Lessee's refusal to agree to the amendment is unreasonably withheld. Lessee part, the result of any of the following: the condition, maintenance, operation or use of the premises, or any part thereof, or any appurtenances or equipment thereof, or the use by Lessee or any of its agents, employees or invitees, of any driveways or parking areas to which Lessee has co-extensive use hereunder; the conduct of any business of the Premises or by the aforesaid parties on said driveways or parking areas aforedescribed, or any act, omission or accident in or about the Premises. Said insurance shall indemnify and protect all of said parties in the manner aforedescribed whether or not any of the foregoing risks protected against are due or alleged to be due to any act or neglect of Lessee. Lessor, and occupant of any portion of the Premises, or of any other premises in the Building, or any agent, employee or servant of any of the foregoing, or by reason of any person's property in and upon the Premises. Said insurance policy or policies shall have a minimum limit of $300,000.00 for bodily injury per occurrence and a minimum limit of property damage (which includes but it not limited to, any loss or damages alleged to have resulted from the loss of any property, real or personal) of $200,000.00.

     The policy aforedescribed shall be written by responsible companies authorized to do business in the State of Illinois, shall be in the usual and customary form and use in Cook County Illinois, as issued by the insurance companies covering the hazards hereinabove set forth, shall be subject to Lessee's approval as to substance and form, and shall not be cancelable or terminated without reasonable notice to Lessor. A memorandum or duplicate of each insurance policy or policies required hereunder shall be delivered to Lessor prior to Lessee's taking possession of the demised premises, and thereafter, prior to any termination date of any then existing policy or policies, and are to be held by Lessor or its designee. Should Lessee fail to procure or maintain in full force and effect as hereinbefore required, any or all of the insurance obligated to be obtained by Lessee, or fail to timely deliver a memorandum or duplicate of any such policy to Lessor or its designee. Lessor may, at its own option, procure such insurance and collect the cost thereof from Lessee either upon Lessor's demand or in the next ensuing rent payment date thereafter, in which case the same shall become a part of rent due and payable. Lessee's agreement to indemnify and hold harmless the Lessor as provided in this lease, shall not be deemed limited by the amount of coverage contained in the insurance required to be maintained by Lessee under the provisions of this paragraph.

25. Whenever (a) any loss, cost, damage or expense resulting from fire, explosion or any other casualty or occurrence is incurred by either of the parties to this lease in connection with the leased premises, and (b) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense then the party so insured hereby releases the other party from any liability it may have on account of such loss, cost, damage or expense to the extent of any amount recovered by reason of such insurance and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof.

26. Whether or not the following is expressly provided in any paragraph of this lease, it is agreed and understood that all of the Lessee's covenants, warranties, indemnities and obligations to Lessor and all Lessee's waivers and releases of damages and liability and all protection and rights of the Lessor contained in and provided by any of the provisions of this lease shall be deemed covenants, warranties, indemnities and obligations to, and waivers, releases, protection and right of, and extending to, the agent executing this lease, the beneficiaries of Charter Bank & Trust Trust No. 2502, the Trustee thereof in both its individual and trust capacities, any person or entity who at any time during the period of this demise, or any extension thereof, holds any beneficial interest in the aforesaid trust or in any other trust holding legal title to all or any part of the premises, the Building or the land upon any part of which the Building is situated, or any subsequent holder of all or any part of the equitable or legal title to any or all of the foregoing, and to any assignees of any of the persons or entities aforedescribed.

27. Without otherwise restricting or limiting the obligations of Lessee for repairs and maintenance of the premises as in the Lease described, Lessor agrees that it will at its cost and after reasonable written notice from Lessee make necessary structural repairs to the roof and exterior walls of the premises as soon as is reasonably practicable after the receipt of written notice from Lessee that such repairs are necessary, unless the same has been damaged by any act or neglect of Lessee or of any of Lessee's agents, servants or employees or in the operation of Lessee's business, in which case Lessee shall make said repairs at its expense.

     For this purpose, any common wall connecting the premises with any other premises in the Building shall be deemed an exterior wall. However, in no event shall Lessor have any liability to Lessee by reason of the condition, structural or otherwise, of the roof or exterior walls or because of any failure or delay in making any such exterior repairs or for any expense, injury, loss or damage to Lessee from any such work done by Lessor, and all provisions of the Lease relative to work done by Lessor shall be equally applicable to any such work described herein.

28. Lessee agrees that it will not so use the Premises in any such manner as to interfere with the use of other premises within the Building by occupant or occupants thereof.

     Notwithstanding anything stated herein to the contrary, the premises being rented are being prepared by Lessor pursuant to specifications requested by Lessee. The failure of Lessee to occupy said premises shall result in the forfeiture of the entire security deposit as damages. However, the forfeiture of security deposit shall not limit the damages that may be recovered pursuant to the terms of the lease.

29. Lessee has deposited with Lessor upon the execution of this Lease the sum of $10,000.00 to secure the prompt and faithful performance of each and every obligation of this Lease, including the prompt payment of rental and any other damages or loss resulting from a breach of the said Lease by the Lessee. It is further agreed that no interest shall be due and payable by the Lessor to the Lessee on said amount so deposited and Lessor shall not be obligated to apply said security toward the rent for any month or months during the said term, it being understood and agreed that Lessor may retain said security deposit until the term of said Lease or any extension or holdover thereof shall have expired.

     It is further agreed that the security deposit herein shall continue in effect and the said deposit retained by the Lessor subsequent to the expiration or termination of said Lease if for any reason, Lessor anticipates there to be monies which become due and payable Lessor by virtue of rental adjustments required pursuant to paragraph 31 and paragraph 38 of this Lease; otherwise, that said security deposit shall be returned at the expiration of the Lease or any extension, etc. Lessor may apply said security deposit upon any damage or loss suffered by any breach of the Lease by Lessee. The remedy contained herein shall be cumulative with all other remedies herein contained.

30. PARKING: Tenant acknowledges that Tenant's use of the Premises and the Common Areas will have a substantial impact on the use of the Common Areas by other tenants in the project. Consequently, Tenant agrees that it shall not locate within the Premises more than an average of four point seven (4.7) employees per 1,000 square feet of premises. Tenant shall not, at any one time, use more than 62 National Tech Team parking spaces. Tenant will cooperate with Landlord with a list of employees that will either work or visit the premises, together with a list of the licenses plate numbers of such employees.

31. The following rent adjustment shall be made with respect to each calendar year of the portion thereof. If ownership Taxes for any calendar year of the Term (including the calendar year in which this Lease terminates) reflect a tax in excess of $.80 per square foot of building area for the building of which the Leased Premises form a part, such excess over $.80 per square foot shall be paid by Lessee for the number of square feet of area leased hereunder. Lessor shall deliver to Lessee a statement containing the necessary information with respect to Ownership Taxes and Lessee's share thereof, if any shall be due, and shall be paid by Lessee within fifteen (15) days thereafter. The additional taxes for the fractional year from January 1, 2000 to the termination date shall be computed on the basis of the Ownership Taxes for the year ending December 31, 2000 and paid on or before the termination date. In the event that the Ownership Taxes payable by Lessor exceeds the square foot amount as stipulated above, then the monthly rent hereunder shall be increased by an amount equal to one-twelfth (1/12th) of such increases. If after Lessee has made a payment of additional rent under this paragraph Lessor shall receive a refund of any portion of the Ownership Taxes payable during any calendar year. Lessee shall be entitled to a refund. "Ownership Taxes" are defined as the general real estate taxes levied or assessed against the land and building in which the Leased Premises are located and the special assessments, if any, levied or assessed against said property limited, however, to the installment which applies to the calendar year in which paid. Attorney's fee to reduce the respective property taxes will be shared proportionately among the Lessee's.

32. The invalidity of unenforceability of any provision of this lease shall not affect or impair any other provision.

??? and its officers executing this lease upon its behalf, that the Lessee is a Corporation duly ???

35. Lessee hereby agrees the master key for the space will remain keyed to the Lessor's at all times.

36. A maximum of $70.00 dollars per month additional due and payable Lessor for sewer and water charges for the Village of Hoffman Estates.

37. Lessee shall pay to Lessor as Additional Rent for Increased Expenses Lessee's percentage of the amount by which Operating Costs per square foot of rentable area in the Office Park exceed $0.35 per year, times the number of square feet in the Premises as set forth on the Schedule. If any increase shall be due, it shall be paid by Lessee within fifteen (15) days thereafter. In the event that the Operating Cost exceed the amount as stipulated above, then the monthly rent hereunder shall be increased by an amount equal to one-twelfth (1/12th) of such increases. Operating Costs shall mean all expenses, costs and disbursements of every kind and nature (other than real estate taxes), incurred by Lessor with respect to or arising from or in connection with the ownership management and operation of the Office Park, including, but not limited to, salaries, wages, employee health, welfare and benefit insurance, management fee, electricity and water not payable by Lessee or other tenants of the Office Park pursuant to lease agreements, building repairs, common area maintenance and repairs, landscaping and scavenger service, but shall not include:

        (i) Cost of alterations of Tenant's premises,
       (ii) Cost of Capital improvements,
      (iii) Depreciation, interest and principal payments on mortgages or other debt costs, if any, and
       (iv) Real Estate broker's leasing commissions or compensation

The Certified Public Accountant normally retained by Lessor shall determine the Operating Costs for each calendar year on such uniform basis as selected by Lessor and the amount of Operating Costs so determined shall be binding on Lessor and Lessee. Lessee shall pay the Additional Rent for Increased Expenses due hereunder to Lessor promptly upon receipt of notice from Lessor setting forth the Additional Rent for Increased Expenses due, provided said notice is accompanied by a compilation from the aforesaid Certified Public Accountant of the Operating Costs for the year with respect to which Lessor claims Additional Rent for increased expense is due. Lessor may not charge more than 5% increase in CAM per year.

38. ESTOPPEL CERTIFICATE: Tenant shall from time to time, upon not less than 10 days' prior written request by Landlord or any mortgagee or ground lessor of the Building, deliver to Landlord or such mortgagee or ground lessor a statement in writing certifying:

       (i) That this Lease and the Work Agreement are unmodified and in full force and effect or, if there have been modifications, that this Lease and the Work Agreement, as modified, are in full force and effect;
      (ii) The amount of Adjusted Monthly Base Rent then payable under this Lease and the date to which Rent has been paid;
     (iii) That Landlord is not in default under this Lease or any work letter agreement, or, if in default, a detailed description of such default(s);
      (iv) That tenant is or is not in possession of the Premises, as the case may be; and
       (v)  Such other information as may be reasonably requested.

In Witness Whereof, the parties hereto have caused this indenture to be executed under their seals, on the date first above written.

     LESSOR                            LESSEE should sign name in full as
                                              written in the body of this lease.

     ----------------------------      -----------------------------------(SEAL)
     By: Leasing Manager or Agent                [SIG]
         STONEGATE PROPERTIES, INC.    -----------------------------------(SEAL)
                                                               Corporate Seal


                                   ASSIGNMENT

For value received, the undersigned Lessee hereby assigns all the Lessee's rights, title and interest in and to the within lease from and after

--------------------------------------------------------------------------------

                unto
--------------------------------------------------------------------------------

the premises to be used and occupied for               and for no other purpose.
                                        ---------------
It is expressly agreed this assignment shall not release or relieve the undersigned, as Original Lessee, from any liability under the covenants of the lease.

                                       LESSEE
                                       -----------------------------------(SEAL)
DATED                            19
     ----------------------------      -----------------------------------(SEAL)

================================================================================

                            ACCEPTANCE OF ASSIGNMENT

In consideration of the above assignment and the written consent of the Lessor thereto, the undersigned Assignee (binding also the Assignee's heirs, legal representatives and successors), hereby assumes the obligation of said lease imposed on the Lessee and promises to make all payments and to keep and perform all conditions and covenants of the lease by the Lessee to be kept and performed commencing
                     ---------------------------------------------------------.

                                       ASSIGNEE
                                       -----------------------------------(SEAL)
DATED                            19
     ----------------------------      -----------------------------------(SEAL)

================================================================================


                             CONSENT TO ASSIGNMENT

Lessor hereby consents to the above assignment upon the express condition that Original Lessee shall remain liable for prompt payment of the Rent and the keeping and performance of all conditions and covenants of the Lease by the Lessee to be kept and performed. The Lessor does not hereby consent to any further Assignment or to any subletting of the premises.

                                       LESSOR
                                       -----------------------------------(SEAL)
DATED                            19
     ----------------------------      -----------------------------------(SEAL)

================================================================================

                                   GUARANTY

In consideration of the making of the above lease by Lessor with the Lessee at the request of the undersigned and in reliance on this guaranty, the undersigned hereby guarantees the payment of the rent to be paid by the Lessee and the performance by the Lessee of all the terms, conditions covenants and agreements of the Lease, and the undersigned promises to pay all the Lessor's expenses, including reasonable attorney's fees, incurred by the Lessor in enforcing all obligations of the Lessee under the lease or incurred by the Lessor in enforcing this guaranty. The undersigned further agrees to all terms and conditions of the confession of judgement against the undersigned to the extent as set forth in the body of this lease. The Lessor's consents to any assignment or assignments, and successive assignments by the Lessee and Lessee's assigns, of this lease, made either with or without notice to the undersigned, or changed or different use of the demised premises, or Lessor's forbearance, delays extensions of time or any other reason whether similar to or different from the foregoing, shall in no wise manner release the undersigned from liability as guarantor. If this guaranty shall be executed by more than one party their respective liability to said guaranty shall be joint and several. WITNESS the hand and seal of the undersigned at the date of the above lease.

                              Please Sign:      [SIG]
                                          --------------------------------------
                                          Personally and Individually

NEGATE PROPERTIES, INC...................................................(SEAL)
                                                               Corporate Seal

                                   ASSIGNMENT

For value received, the undersigned Lessee hereby assigns all the Lessee's rights, title and interest in and to the within lease from and after...........
 ...............................................................................
 ...............unto............................................................
 ..................................................................
the premises to be used and occupied for.....................and for no other purpose. It is expressly agreed this assignment shall not release or relieve the undersigned, as Original Lessee, from any liability under the covenants of the lease.

                                     LESSEE
                                     ....................................(SEAL)

     DATED..................19       ....................................(SEAL)
===============================================================================


                            ACCEPTANCE OF ASSIGNMENT

In consideration of the above assignment and the written consent of the Lessor thereto, the undersigned Assignee (binding also the Assignee's heirs, legal representatives and successors), hereby assumes the obligation of said lease imposed on the Lessee and promises to make all payments and to keep and perform all conditions and covenants of the lease by the Lessee to be kept and performed commencing...........................................................

                                     ASSIGNEE
                                     ....................................(SEAL)

     DATED..................19       ....................................(SEAL)
===============================================================================


                             CONSENT TO ASSIGNMENT

Lessor hereby consents to the above assignment upon the express condition that Original Lessee shall remain liable for prompt payment of the Rent and the keeping and performance of all conditions and covenants of the Lease by the Lessee to be kept and performed. The Lessor does not hereby consent to any further Assignment or to any subletting of the premises.

                                     LESSOR
                                     ....................................(SEAL)

     DATED..................19       ....................................(SEAL)
===============================================================================


                                    GUARANTY

In consideration of the making of the above lease by Lessor with the Lessee at the request of the undersigned and in reliance on this guaranty, the undersigned hereby guarantees the payment of the rent to be paid by the Lessee and the performance by the Lessee of all the terms, conditions, covenants and agreements of the Lease, and the undersigned promises to pay all the Lessor's expenses, including reasonable attorney's fees, incurred by the Lessor in enforcing all obligations of the Lessee under the lease or incurred by the Lessor in enforcing this guaranty. The undersigned further agrees to all terms and conditions of the confession of judgement against the undersigned to the extent as set forth at the body of this lease. The Lessor's consents to any assignment or assignments, and successive assignments by the Lessee and Lessee's assigns, of this lease, made either with or without notice to the undersigned, or changed or different use of the demised premises, or Lessor's forbearance, delays extensions of time or any other reason whether similar to or different from the foregoing, shall in no wise manner release the undersigned from liability as guarantor. If this guaranty shall be executed by more than one party their respective liability to said guaranty shall be joint and several. WITNESS the hand and seal of the undersigned at the date of the above lease.

                                    Please Sign:_______________________________
                                              Personally and individually

                                                _______________________________
                                                Please Print or Type Name

                         ADDENDUM TO LEASE AGREEMENT
                                    dated
                              November 25, 1996

                                   between
                           National Tech Team, Inc.

                                     and

                          STONEGATE PROPERTIES, INC.
                            NORTHWEST TECH CENTRE

                            SUITES 1545,1550,1555

                                 13,195 S.F.

The following is an amendment to the Lease. In the event of a conflict between this Addendum and the Lease, the provisions of this Addendum shall control.

44. Any other provisions of the Lease notwithstanding, it is hereby agreed between both parties that the rental payment shall not exceed the following schedule:

     March 1, 1997 - February 28, 1998  12,206.75

     March 1, 1998 - February 28, 1999  13,128.20

     March 1, 1999 - February 28, 2000  14,095.09

The following rent will be due for the period of:

     March 1, 1997 - February 28, 1998

          Rent:          $12,206.75*
          TAXES:         $ 3,881.53*
          CAM:           $ 1,253.53**
          WATER:         $    70.00**
                         ----------
               TOTAL:    $17,411.80 Due Monthly

* This reflects six (6) months NET FREE RENT amortized during the term of the lease as follows: two & half (2.5) months amortized during year one, two (2) month amortized during year two, one & half (1.5) months during year three.

** Taxes, CAM and water are subject to change.

45.(a) It is understood and agreed that if the premises are damaged or destroyed in whole or in part by fire or other casualty during the Term, Lessor, If there are sufficient insurance proceeds, will repair and restore the same to good tenantable condition with reasonable dispatch. The rent and all other charges which are the obligation of Lessee under this Lease will abate for the period the Premises are untenantable. Lessor shall notify Lessee within thirty (30) days of occurrence whether the Premises can be rendered tenantable within a one hundred twenty (120) day period from the occurrence. If the Premises cannot be made tenantable within one hundred twenty (120) days from the occurrence, either party may elect to terminate this Lease without further liability other than for any obligation owed at the time of the occurrence.

   (b) Lessee will have the option, exercisable by written notice to Lessor upon restoration of the Premises, to extend the original Term of this Lease (or the extension of the Term during which the damage or destruction occurred, as the case may be) for a period equal to the period, if any, during which Lessee was deprived of the use of all or a significant portion of the Premises by reason of such damage or destruction. Lessee's option must be exercised within twenty (20) days following completion of the work of restoration and repair.

AGREED AND ACCEPTED:

        [SIG]
------------------------------------- ------------------------------------------
National Tech Team, Inc.              For: Stonegate Properties, Inc.

Senior Vice President
------------------------------------- ------------------------------------------
Title                      Title

1-16-97
------------------------------------- ------------------------------------------
Date                       Date

                                 SCHEDULE 5.H.
                                 -------------

                          Legal Proceedings of Seller
                          ---------------------------

None.

                                 SCHEDULE 5.J.
                                 -------------

                               Labor Relations
                               ---------------

None.

                                SCHEDULE 5.K.
                                -------------

                              Material Contracts
                              ------------------

None other than those listed in Exhibit A and Schedules 5.D. and 5.G.

                                SCHEDULE 5.M.
                                -------------

                        Product and Service Warranties
                        ------------------------------

None.

                             Schedule N - Insurance
                             ----------------------


Type of Insurance             Insurance Company             Policy Number
-----------------             -----------------             -------------


Commercial Coverage           Chubb Group of Insurance      3525-60-83
- Property                    Companies
- Business Income             15 Mountain View Road
- Liability                   Warren, NJ 07059
- Electronics Errors or
Omissions

Automobile                    Chubb Group of Insurance      7314-51-36
                              Companies
                              15 Mountain View Road
                              Warren, NJ 07059

Umbrella                      Chubb Group of Insurance      7967-19-17
                              Companies
                              15 Mountain View Road
                              Warren, NJ 07059

Crime                         National Union Fire           485-87-49
                              Insurance Company of
                              Pittsburgh, PA
                              70 Pine Street
                              New York, NJ 10270-0150

Employment Practices          American International        819-56-38
Liability                     Specialty Lines Insurance
                              Company
                              Harborside Financial Center
                              401 Plaza 3
                              Jersey City, NJ 07311

Directors & Officers          Birmingham Fire Insurance     485-77-00
                              Company of Pittsburgh, PA
                              175 Water Street
                              New York, NY 10270-0150


SchN

                                SCHEDULE 5.N.
                                -------------

                              Insurance or Bond
                              -----------------

                                SCHEDULE 5.S.
                                -------------

                                Environmental
                                -------------

None.